SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported):  December 9, 2002

                         CHEC FUNDING, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	333-69800	75-2851805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                  2728 North Harwood Street, Dallas, Texas  75201

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (214) 981-5000

                                    Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events.

Filing of Computational Materials.

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC Funding, LLC (the “Depositor”) will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 2002-D, Centex Home Equity Loan Asset-Backed Certificates, Series 2002-D (the “Certificates”).

In connection with the offering of the Certificates of the Depositor, Credit Suisse First Boston Corporation prepared certain materials (the “Computational Materials”) some or all of which were distributed by Credit Suisse First Boston Corporation, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Salomon Smith Barney Inc. (the “Underwriters”) to their potential investors.  Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.  The Computational Materials are attached hereto as Exhibit 99.1.  The legends of Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Salomon Smith Barney Inc. placed on the Computational Materials are attached hereto as Exhibit 99.2.

Item 7.    Financial statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

Exhibit No.

99.1

Computational Materials.

99.2

Legend of Banc of America Securities LLC, Greenwich Capital Markets

Inc. and Salomon Smith Barney Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC

By:  /s/ Jeffrey B. Upperman

Name:

Jeffrey B. Upperman

Title:

Vice President

Date:  December 9, 2002

EXHIBIT INDEX

Sequentially

Exhibit Number

Description

Numbered Page

99.1

Computational Materials

99.2

Underwriters’ Legends for

Computational Materials

Exhibit 99.1

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED DECEMBER 2, 2002

$600,000,000 (Approximate)

CENTEX
HOME EQUITY

CENTEX HOME EQUITY LOAN TRUST 2002-D

CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-D

CENTEX HOME EQUITY COMPANY, LLC

Originator & Servicer

CHEC FUNDING, LLC

Depositor

December 2, 2002

CREDIT SUISSE	FIRST BOSTON

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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$600,000,000 (approximate) Asset-Backed Certificates, Series 2002-D

To Maturity

Class(1)	Approx. Size(2)	Group	Type	Benchmark	Est. WAL (yrs)(3)	Est. Prin. Window (mos)(3)	Expected Final Maturity(3)	Stated Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
AF-1	69,000,000	I	FIX-SEQ	EDSF	1.00	21	Sep-04	Mar-18	AAA/Aaa/AAA
AF-2	18,500,000	I	FIX-SEQ	Swaps	2.00	7	Mar-05	Jun-20	AAA/Aaa/AAA
AF-3	38,000,000	I	FIX-SEQ	Swaps	3.00	21	Nov-06	Oct-23	AAA/Aaa/AAA
AF-4	60,100,000	I	FIX-SEQ	Swaps	5.62	46	Aug-10	Nov-28	AAA/Aaa/AAA
AF-5	4,830,000	I	FIX-SEQ	Swaps	7.87	5	Dec-10	Dec-32	AAA/Aaa/AAA
AF-6	21,160,000	I	FIX-NAS	Swaps	6.06	52	Oct-10	Dec-32	AAA/Aaa/AAA
AV	286,410,000	II	FLT-PT	1ML	1.78	96	Dec-10	Dec-32	AAA/Aaa/AAA
M-1	45,000,000	I & II	FLT-MEZ	1ML	5.57	68	Oct-11	Dec-32	AA/Aa2/AA
M-2	36,000,000	I & II	FLT-MEZ	1ML	5.80	80	Sep-12	Dec-32	A/A2/A
B	21,000,000	I & II	FLT-SUB	1ML	6.04	89	May-13	Dec-32	BBB/Baa2/BBB
A-IO(4)	189,036,000	I & II	FIX-IO	N/A	1.51	N/A	Nov-05	Dec-32	AAA/Aaa/AAA

To 20% Optional Termination

Class(1)	Approx. Size(2)	Group	Type	Benchmark	Est. WAL (yrs)(3)	Est. Prin. Window (mos)(3)	Expected Final Maturity(3)	Stated Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
AF-4	60,100,000	I	FIX-SEQ	Swaps	5.00	18	Apr-08	Nov-28	AAA/Aaa/AAA
AF-5	4,830,000	I	FIX-SEQ	Swaps	5.37	1	Apr-08	Dec-32	AAA/Aaa/AAA
AF-6	21,160,000	I	FIX-NAS	Swaps	5.13	22	Apr-08	Dec-32	AAA/Aaa/AAA
AV	286,410,000	II	FLT-PT	1ML	1.70	64	Apr-08	Dec-32	AAA/Aaa/AAA
M-1	45,000,000	I & II	FLT-MEZ	1ML	4.50	26	Apr-08	Dec-32	AA/Aa2/AA
M-2	36,000,000	I & II	FLT-MEZ	1ML	4.45	27	Apr-08	Dec-32	A/A2/A
B	21,000,000	I & II	FLT-SUB	1ML	4.43	28	Apr-08	Dec-32	BBB/Baa2/BBB

Pricing Speed

Group I	115% PPC 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.
Group II:	28% CPR

(1)

The Certificates are subject to a 20% Optional Termination (as described herein).  After the first Distribution Date on which the Optional Termination is exercisable, the coupon on the Class AF-4 and AF-5 Certificates will increase by 0.50%.  All Certificates (other than the Class A-IO Certificates) are expected to be subject to an interest rate cap (as described herein).

(2)

The principal balance of each class of Certificates is subject to a +/– 5% variance.

(3)

See “Pricing Prepayment Speed” herein.

(4)

The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 5.00% per annum for 35 months on the Group I A-IO Component Notional Balance and at a rate of 4.00% per annum for 35 months on the Group II A-IO Component Notional Balance, each as described herein.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Preliminary Summary of Terms

Transaction:	Centex Home Equity Loan Trust 2002-D Asset-Backed Certificates, Series 2002-D
Certificates Offered:

$211,590,000 Fixed Rate Certificates, plus an interest only Fixed Rate Certificate that accrues interest on a scheduled notional amount

$388,410,000 Floating Rate Certificates

(both subject to a variance of 5%)

Depositor:	CHEC Funding, LLC
Originator and Servicer:	Centex Home Equity Company, LLC
Sellers:	Centex Home Equity Company, LLC Harwood Street Funding II, LLC
Trustee:	JPMorgan Chase Bank
Custodian:	Bank One Trust Company, N. A.
Underwriters:	Credit Suisse First Boston (Lead Manager) Banc of America Securities LLC (Co-Manager) Greenwich Capital Markets, Inc. (Co-Manager) Salomon Smith Barney (Co-Manager)
Expected Pricing Date:	December [5], 2002
Expected Settlement Date:	December 12, 2002
Distribution Date:	25th of each month, or the next succeeding Business Day (First Payment Date: January 27, 2003)
Cut-Off Date:	December 1, 2002
Statistical Calculation Date:	November 1, 2002
Delay Days:	24 days on Class AF-1 through AF-6 Certificates and A-IO Certificates 0 days on Class AV Certificates, Class M-1, Class M-2 and Class B Certificates
Day Count:	30/360 on Class AF-1 through AF-6 Certificates and A-IO Certificates Actual/360 on Class AV Certificates, Class M-1, Class M-2, and Class B Certificates
Accrued Interest:

Class AF-1 through AF-6 Certificates and Class A-IO Certificates settle with accrued interest from December 1, 2002

Class AV, Class M-1, Class M-2 and Class B Certificates settle flat (no accrued interest)

Interest Accrual Period:

With respect to the Class AF-1 through AF-6 Certificates and Class A-IO Certificates, interest accrues during the month preceding the current Distribution Date.  With respect to the Class AV, Class M-1, Class M-2 and Class B Certificates, interest accrues from the last Distribution Date through the day preceding the current Distribution Date

Clearing:	DTC, Euroclear or Cedel
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible
ERISA Eligibility:	All Certificates are expected to be ERISA eligible
Tax Status:	One or more REMICs for Federal income tax purposes
Certificate Ratings:	The Certificates are expected to receive the following ratings from Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. and Fitch Ratings:
	Class	S&P	Moody’s	Fitch
	AF-1	AAA	Aaa	AAA
	AF-2	AAA	Aaa	AAA
	AF-3	AAA	Aaa	AAA
	AF-4	AAA	Aaa	AAA
	AF-5	AAA	Aaa	AAA
	AF-6	AAA	Aaa	AAA
	AV	AAA	Aaa	AAA
	M-1	AA	Aa2	AA
	M-2	A	A2	A
	B	BBB	Baa2	BBB
	A-I0	AAA	Aaa	AAA

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Optional Termination:

The entire transaction is eligible for call when the combined outstanding principal balance of the Group I and Group II mortgage loans reaches 20% or less of the Cut-Off Date principal balance of such loans, provided the Class A-IO Certificates are not outstanding.

– Auction Sale

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the home equity loans and other assets of the trust.  The Trustee will sell the home equity loans and other assets of the trust if the amounts that will be received from the Auction Sale will be equal to the greater of (a) the sum of (i) the outstanding principal balance of the home equity loans (other than those referred to in clause (ii) below), including accrued interest thereon, and (ii) for REO property and home equity loans as to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and home equity loans (disregarding accrued interest thereon) and (b) the sum of the outstanding Certificate principal balance, accrued and unpaid interest thereon, unreimbursed servicing advances, delinquency advances and compensating interest, and any delinquency advances the Servicer has failed to remit, other than carryover amounts.

– Step-up Coupon

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, the certificate rate on the Class AF-4 and Class AF-5 Certificates is increased by 0.50%.

– “Full Turbo”

In addition, beginning on the third Distribution Date after the first date on which the Optional Termination could have been exercised, amounts that otherwise would have been paid to the residual will be applied as principal to pay the Certificates in the following order of priority:  (1) on a pro rata basis, by outstanding principal balance, amongst the Group I and Group II Senior Certificates until each group of Senior Certificates is reduced to zero, and within the Group I Senior Certificates, first to (a) the Class AF-6 Certificates, their pro rata portion of allocable Group I principal in accordance with the Class AF-6 Lockout Percentage until the class’s principal balance is reduced to zero and second (b) sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until each class principal balance is reduced to zero, and (2) sequentially to the Subordinate Certificates until each class principal balance is reduced to zero.

Credit Enhancement:

*

Excess interest

*

Initially, the overcollateralization amount will equal zero and beginning on the sixth Distribution Date will build to 2.50% of the original collateral balance via the application of excess interest; the overcollateralization level may stepdown over time(1)

*

Subordination of the Class M-1, M-2 and B Certificates

*

Cross-collateralization:  excess interest from one loan group will be available to fund interest shortfalls, cover losses and build overcollateralization for the benefit of the other loan group

(1)

The level of overcollateralization is subject to final rating agency approval.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Credit Enhancement Percentages:	Target Percentages		Stepdown Percentages
	Tranche	Percent	Tranche	Percent
	Senior	[19.50]%	Senior	[39.00]%
	Class M-1	[12.00]%	Class M-1	[24.00]%
	Class M-2	[6.00]%	Class M-2	[12.00]%
	Class B	[2.50]%	Class B	[5.00]%

On any Distribution Date, the Senior Enhancement Percentage will equal (i) the sum of (a) the principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount, divided by (ii) the outstanding collateral balance.

Senior Certificates:	Class AF-1 through Class AF-6 Certificates, A-IO and AV Certificates
Class A-IO Certificate:

Collectively, the Group I A-IO component and the Group II A-IO component. The notional amount of each A-IO component will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group and (ii) the notional amount specified in the schedule set forth under “Class A-IO Notional Amount” below.  The Group I A-IO component and the Group II A-IO component may not be traded separately.

Group I Certificates:	Class AF-1 through Class AF-6 Certificates and the Group I A-IO component (backed primarily by the fixed rate loans)
Group II Certificates:	Class AV Certificates and the Group II A-IO component (backed primarily by the adjustable rate loans)
Subordinate Certificates:	Class M-1, Class M-2 and Class B Certificates
Fixed Rate Certificates:	Class AF-1 through Class AF-6 Certificates and Class A-IO Certificates
Floating Rate Certificates:	Class AV, M-1, M-2 and B Certificates
Due Period:	The calendar month preceding the calendar month in which the related Distribution Date occurs.
Principal Distribution Amount:

On any Distribution Date, the lesser of (i) aggregate outstanding certificate principal balance (other than the Class A-IO Certificates) and (ii) aggregate principal collections on the loans minus any excess OC amount plus (a) the Subordination Increase Amount and (b) with respect to the first five Distribution Dates to the extent of available excess interest, an amount equal to the amount of any realized losses that would otherwise be allocated to the Subordinate Certificates on such Distribution Date.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Senior Principal Distribution Amount:

Prior to the Stepdown Date or while a Trigger Event is in effect, the Senior Principal Distribution Amount will equal 100% of the Principal Distribution Amount.

On or after the Stepdown Date assuming the Trigger Event is not in effect, the Senior Principal Distribution Amount will equal the lesser of (i) the Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Senior Certificates (other than the Class A-IO Certificates) over the lesser of (a) approximately 61.0% times the outstanding collateral balance and (b) the outstanding collateral balance minus the OC Floor amount.

The remaining principal amount, if any, will be allocated to the Subordinate Certificates to maintain their respective Stepdown Percentages.

Group I Principal Distribution Amount:

On any Distribution Date, the Group I Certificates (other than the Group I A-IO component) will receive the greater of (i) the Fixed Allocation Percentage times the Senior Principal Distribution Amount; (ii) the Group I Parity Amount; and (iii) the difference between (a) the Senior Principal Distribution Amount and (b) the principal balance of the Class AV Certificates immediately prior to the applicable Distribution Date, such amount being the “Group I Principal Distribution Amount”.

The Fixed Allocation Percentage is a fraction equal to (i) the excess of (a) the fixed rate collateral balance at the beginning of the related Due Period over (b) the fixed rate collateral balance at the end of the related Due Period over (ii) the difference between (a) aggregate collateral balance at the beginning of the related Due Period and (b) the aggregate collateral balance at the end of the related Due Period

The Group I Parity Amount equals the greater of (i) zero, and (ii) the difference between (a) the principal balance of the Group I Certificates (other than the Group I A-IO component) immediately prior to the applicable Distribution Date and (b) the fixed rate collateral balance at the end of the related Due Period.

Class AF-6 Principal Distribution Amount:

On any Distribution Date, the Class AF-6 Principal Distribution Amount is equal to the Class AF-6 Lockout Percentage multiplied by the Class AF-6 pro-rata allocation of the Group I Principal Distribution Amount.

The Class AF-6 Lockout Percentage is equal to the following:

	Distribution Dates	Class AF-6 Lockout Percentage
	1–36	0%
	37–60	45%
	61–72	80%
	73–84	100%
	85 and thereafter	300%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Group II Principal Distribution Amount:

On any Distribution Date, the Group II Certificates (other than the Group II A-IO component) will receive the excess of (i) the Senior Principal Distribution Amount over (ii) the Group I Principal Distribution Amount.

Certificate Rate:

Each of the Class AF-1 through AF-6 Certificates will bear interest at a fixed rate, equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group I Net WAC Cap.  The Class AV Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR, plus the applicable margin (the “Formula Rate”) and (ii) the Group II Net WAC Cap.  Each class of Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) the applicable Formula Rate and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

As to any Distribution Date, other than the first Distribution Date, the Group I Certificates (other than the Group I A-IO component) will be subject to the Group I Net WAC Cap, which will be equal to the weighted average loan rate of the Group I home equity loans less (i) the servicing fee, (ii) the trustee fee and (iii) the product of (a) 5.00% per annum and (b) a fraction, the numerator of which is the Group I A-IO component notional amount for that period and the denominator of which is the Group I loan principal balance as of the beginning of that period.

Group II Net WAC Cap:

As to the first Distribution Date and the Class AV Certificates, the Group II Net WAC Cap is a per annum rate equal to a fraction, the numerator of which is the amount of all interest received on the Group II home equity loans for the related Due Period less the trustee fee, servicing fee and interest payable on the Group II A-IO component on such Distribution Date and the denominator of which is the certificate principal balance of such class immediately prior to such Distribution Date.  As to any Distribution Date (other than the first Distribution Date) and the Class AV Certificates, the Group II Net WAC Cap is equal to the product of (i) the weighted average loan rate of the Group II home equity loans less (a) the servicing fee, (b) the trustee fee and (c) the product of (x) 4.00% and (y) a fraction, the numerator of which is the Group II A-IO component notional amount for that period and the denominator of which is the Group II loan principal balance as of the beginning of that period and (ii) 30 divided by the number of days in the related accrual period.

Subordinate Net WAC Cap:

With respect to any Distribution Date, the Subordinate Net WAC Cap is a per annum rate equal to the weighted average of the Group I Net WAC Cap and the Group II Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date and adjusted to reflect an actual/360 day count convention.  The “Group Subordinate Amount” for each group and any Distribution Date is the excess of the aggregate collateral balance for such group for the immediately preceding Distribution Date over the aggregate certificate principal balance of the Senior Certificates of such group immediately prior to such Distribution Date.

Group I Net WAC Cap Carryover:

As to any Distribution Date, following the first Distribution Date, and the Group I Certificates (other than the Group I A-IO component), the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Group I Net WAC Cap, over the class monthly interest amount for the applicable Distribution Date, (b) any Group I Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the applicable certificate rate without regard to the Group I Net WAC Cap.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Group II Net WAC Cap Carryover:

As to any Distribution Date of the Group II Certificates (other than the Group II A-IO component), the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the related Formula Rate.

Subordinate Net WAC Cap Carryover:

As to any Distribution Date of the Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Subordinate Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the related Formula Rate.

Class Principal Carryover Shortfall:

As to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal Carryover Shortfall to such class of Subordinate Certificates on prior Distribution Dates.

Class Interest Carryover Shortfall:

As to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the related class monthly interest amount for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

Subordination Increase Amount:

With respect to the first five Distribution Dates, zero, and as to each subsequent Distribution Date, the lesser of (i) the target overcollateralization amount minus the actual overcollateralization amount and (ii) excess interest that can be applied to repay the outstanding certificate principal balance.

OC Floor:	0.50% of the Cut-Off Date collateral balance
Stepdown Date:

The later to occur of (i) the earlier to occur of (a) the 37th Distribution Date and (b) the Distribution Date after which the certificate principal balances of the Senior Certificates have been reduced to zero and (ii) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is at least equal to [39.00]%.

OC Spread Holiday:

The overcollateralization amount will equal zero at closing through and including the fifth Distribution Date.  During the five month OC Spread Holiday, excess interest will be subordinated to cover realized losses, but otherwise will not be applied to repay the outstanding Certificate principal balance and will instead flow to the holder of the residual interest.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Delinquency Advances:

The Servicer will advance unpaid interest  to the trust out of its own funds or out of collections on the home equity loans that are not required to be distributed on the related Distribution Date, as long as it deems the amount to be recoverable.  The Servicer is entitled to be reimbursed by the trust for any delinquency advances from the related home equity loan and, if the delinquency advance becomes a non-recoverable advance, from collections on all the home equity loans prior to any distributions to holders of Certificates.

Servicing Advances:

The Servicer will pay all out of pocket costs related to its servicing obligations, including, but not limited to: (a) expenses in connection with a foreclosed home equity loan prior to the liquidation of that loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the loans, as long as it deems the costs to be recoverable.  The Servicer is entitled to be reimbursed by the trust for any servicing advances from the liquidation proceeds realized upon the liquidation of the related home equity loan prior to any distributions to holders of Certificates.

Compensating Interest:

The Servicer will be required to remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment up to the amount of the aggregate servicing fee for the related period and has rights to reimbursement from all home equity loans of both home equity loan groups to the extent funds are available after making other required distributions on the related Distribution Date.

Trigger Event:

Occurs if  (a) the three-month rolling average of all loans that are 60+ days delinquent exceeds [41]% of the Senior Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent;  or

(b) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the Cut-Off Date collateral balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date	Percentage
	January 25, 2006 to December 25, 2006:	[3.25]% for the first month, plus an additional 1/12th of 2.00% for each month thereafter.
	January 25, 2007 to December 25, 2007:	[5.25]% for the first month, plus an additional 1/12th of 1.50% for each month thereafter.
	January 25, 2008 to December 25, 2008:	[6.75]% for the first month, plus an additional 1/12th of 0.75% for each month thereafter.
	January 25, 2009 to December 25, 2009:	[7.50]% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.
	January 25, 2010 and thereafter:	[7.75]%
If the trigger event is violated, the required overcollateralization amount will not be allowed to step down and will be equal to the previous period’s required overcollateralization amount.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Distributions:

A.

Funds received with respect to Home Equity Loan Group I will be applied as follows:

1.

To the Trustee, the Trustee Fee for the related Group and Distribution Date;

2.

To the Group I Certificates, pro rata, to pay accrued interest and any Class Interest Carryover Shortfalls for such Distribution Date;

3.

The remaining amounts pursuant to clause C. below.

B.

Funds  received with respect to Home Equity Loan Group II will be applied as follows:

1.

To the Trustee, the Trustee Fee for the related Group and Distribution Date;

2.

To the Group II Certificates, pro rata, to pay accrued interest and Class Interest Carryover Shortfalls for such Distribution Date;

3.

The remaining amounts pursuant to clause C. below.

C.

The remaining amounts not applied pursuant to A. or B. above will be applied as follows:

1.

Concurrently, to the Senior Certificates in both certificate groups, pro-rata, interest to the extent not paid pursuant to clauses A. and B. above on the applicable Distribution Date.

2.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, in that order, accrued interest for the applicable Distribution Date.

3.

To the Senior Certificates (other than the Class A-IO Certificates), the Senior Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

(i)

To the Group I Certificates, the Group I Principal Distribution Amount in the following order of priority:

(a)

to the Class AF-6 Certificates, an amount equal to the Class AF-6 Principal Distribution Amount; and

(b)

sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, and Class AF-6 Certificates, in that order, until the respective class principal balances of such Certificates have been reduced to zero.

(ii)

To the Class AV Certificates, the Group II Principal Distribution Amount until the principal balance of such Certificates has been reduced to zero.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Distributions (continued):

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

6.

To the Class B Certificates, the Class B Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

7.

To the offered Certificates (other than the Class A-IO Certificates), the Subordination Increase Amount as principal for the applicable Distribution Date, allocated in the manner and order of priority set forth in clauses 3, 4, 5, and  6 of clause C, above.

8.

To the Class M-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

9.

To the Class M-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

10.

To the Class B Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

11.To the Supplemental Interest Reserve Fund for subsequent distribution in accordance with priorities 12 and 13.

12.

Concurrently, (i) to the Group I Certificates (other than the Group I A-IO component), pro-rata, a payment to the extent of any unpaid Group I Net WAC Cap Carryover from the Supplemental Interest Reserve Fund with respect to Group I and (ii) to the Class AV Certificates, the related Group II Net WAC Cap Carryover from the Supplemental Interest Reserve Fund with respect to Group II.

13. Sequentially to the Class M-1, Class M-2 and Class B Certificates, in that order, the related Subordinate Net WAC Cap Carryover from the Supplemental Interest Reserve Fund.

14.To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to clauses A.1 and B.1 above.

15. To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed compensating interest.

16.

To the holder of the residual interest, any remaining amount.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Class M-1 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding balance of the Class M-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 76.0% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior or Class M-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior and Class M-1 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class M-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 88.0% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class B Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior, Class M-1 or Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1 and Class M-2  Certificates after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class B Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 95.0% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Class A-IO Notional Amount:

The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 5.00% per annum on the Group I A-IO scheduled notional amount and at a rate of 4.00% per annum on the Group II A-IO scheduled notional amount.  The “Notional Amount” of the Class A-IO Certificates shall equal the sum of its two Component Notional Balances. The Group I A-IO Component Notional Balance and the Group II A-IO Component Notional Balance will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group and (ii) the following schedule:

	Period	Group I A-IOComponentNotional Balance	Group II A-IOComponentNotional Balance
	1	82,656,000	106,380,000
	2	82,656,000	106,380,000
	3	66,000,000	84,000,000
	4	66,000,000	84,000,000
	5	66,000,000	84,000,000
	6	54,000,000	60,600,000
	7	54,000,000	60,600,000
	8	54,000,000	60,600,000
	9	48,000,000	54,300,000
	10	48,000,000	54,300,000
	11	48,000,000	54,300,000
	12	48,000,000	54,300,000
	13	48,000,000	54,300,000
	14	48,000,000	54,300,000
	15	48,000,000	54,300,000
	16	48,000,000	52,312,500
	17	42,000,000	52,312,500
	18	40,800,000	52,312,500
	19	40,200,000	52,312,500
	20	40,200,000	51,330,000
	21	40,200,000	51,330,000
	22	38,400,000	49,740,000
	23	38,400,000	49,740,000
	24	38,400,000	49,740,000
	25	24,864,000	32,046,000
	26	24,864,000	32,046,000
	27	24,864,000	32,046,000
	28	24,864,000	32,046,000
	29	24,864,000	32,046,000
	30	24,864,000	32,046,000
	31	24,864,000	32,046,000
	32	24,864,000	32,046,000
	33	24,424,000	32,046,000
	34	22,828,000	32,046,000
	35	21,334,000	32,046,000
	36 and thereafter	0	0

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Group II Net WAC Cap

Period	Net WAC Cap (%)(1)	Net WAC Cap (%)(2)	Period	Net WAC Cap (%)(1)	Net WAC Cap (%)(2)
1	NA	NA	33	8.300	9.900
2	7.202	7.202	34	8.554	10.208
3	8.200	8.200	35	8.262	9.900
4	7.381	7.381	36	9.672	12.536
5	7.601	7.601	37	9.360	12.132
6	7.708	7.708	38	9.360	12.132
7	7.945	7.945	39	10.363	13.432
8	7.668	7.668	40	9.360	12.132
9	7.726	7.726	41	9.672	12.567
10	7.964	7.964	42	9.360	13.100
11	7.687	7.687	43	9.672	13.537
12	7.987	8.037	44	9.360	13.100
13	7.709	7.757	45	9.360	13.100
14	7.688	7.736	46	9.672	13.537
15	8.194	8.246	47	9.360	13.130
16	7.673	7.721	48	9.672	14.422
17	7.905	7.955	49	9.360	13.957
18	7.627	7.787	50	9.360	13.957
19	7.857	8.022	51	10.363	15.452
20	7.596	7.755	52	9.360	13.957
21	7.571	7.730	53	9.672	14.448
22	7.827	7.991	54	9.360	14.780
23	7.569	7.755	55	9.672	15.272
24	8.409	9.321	56	9.360	14.780
25	8.456	9.339	57	9.360	14.780
26	8.439	9.321	58	9.672	15.272
27	9.323	10.300	59	9.360	14.786
28	8.402	9.284	60	9.673	15.531
29	8.662	9.597	61	9.361	15.030
30	8.363	9.962	62	9.361	15.030
31	8.620	10.273	63	10.006	16.066
32	8.321	9.921	64	9.361	15.030

(1)

Assumes 1 month LIBOR is instantaneously increased to 20.00% and ran at pricing prepayment speed.

(2)

Assumes all indices are instantaneously increased to 20.00% and ran at pricing prepayment speed.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Subordinate Net WAC Cap

Period	Net WAC Cap (%)(1)	Net WAC Cap (%)(2)	Period	Net WAC Cap (%)(1)	Net WAC Cap (%)(2)
1	NA	NA	33	8.274	9.807
2	7.202	7.202	34	8.529	10.112
3	8.200	8.200	35	8.240	9.808
4	7.381	7.381	36	9.644	12.385
5	7.601	7.601	37	9.333	11.985
6	7.708	7.708	38	9.345	12.049
7	7.944	7.944	39	10.360	13.416
8	7.668	7.668	40	9.372	12.193
9	7.725	7.725	41	9.701	12.718
10	7.962	7.962	42	9.405	13.404
11	7.685	7.685	43	9.739	13.986
12	7.984	8.033	44	9.419	13.496
13	7.705	7.753	45	9.410	13.440
14	7.683	7.730	46	9.715	13.829
15	8.189	8.239	47	9.393	13.356
16	7.667	7.714	48	9.697	14.625
17	7.902	7.950	49	9.375	14.081
18	7.624	7.780	50	9.366	14.007
19	7.854	8.014	51	10.363	15.452
20	7.592	7.747	52	9.360	13.957
21	7.567	7.722	53	9.672	14.448
22	7.823	7.983	54	9.360	14.780
23	7.564	7.745	55	9.672	15.272
24	8.386	9.270	56	9.360	14.780
25	8.437	9.292	57	9.360	14.780
26	8.418	9.272	58	9.672	15.272
27	9.299	10.243	59	9.360	14.786
28	8.379	9.231	60	9.673	15.531
29	8.638	9.539	61	9.361	15.030
30	8.338	9.877	62	9.361	15.030
31	8.594	10.182	63	10.006	16.066
32	8.295	9.830	64	9.361	15.030

(1)

Assumes 1 month LIBOR is instantaneously increased to 20.00% and ran at pricing prepayment speed.

(2)

Assumes all indices are instantaneously increased to 20.00% and ran at pricing prepayment speed.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Sensitivity Analysis – To Maturity

Group I % of PPC	50%	75%	100%	115%	150%	200%	250%
Group II CPR	12%	18%	24%	28%	36%	50%	60%

Class AF-1
Avg. Life (yrs)	1.78	1.33	1.10	1.00	0.85	0.72	0.63
Mod. Dur. (yrs)	1.72	1.29	1.07	0.98	0.83	0.70	0.62
Window (mo)	42	30	23	21	17	13	12
Expected Final Mat.	Jun06	Jun05	Nov04	Sep04	May04	Jan04	Dec03
Yield at 99.997320%	2.36893	2.33848	2.31214	2.29800	2.26847	2.23373	2.20216

Class AF-2
Avg. Life (yrs)	4.13	2.88	2.25	2.00	1.60	1.27	1.09
Mod. Dur. (yrs)	3.83	2.72	2.15	1.92	1.54	1.23	1.06
Window (mo)	16	10	8	7	5	4	3
Expected Final Mat.	Sep07	Mar06	Jun05	Mar05	Sep04	Apr04	Feb04
Yield at 99.989816%	3.02897	3.00848	2.98943	2.97844	2.95396	2.92226	2.89660

Class AF-3
Avg. Life (yrs)	6.72	4.49	3.39	3.00	2.23	1.69	1.38
Mod. Dur. (yrs)	5.84	4.07	3.13	2.79	2.11	1.62	1.33
Window (mo)	55	32	23	21	12	8	5
Expected Final Mat.	Mar12	Oct08	Apr07	Nov06	Aug05	Nov04	Jun04
Yield at 99.975399%	3.67056	3.65412	3.63788	3.62934	3.60377	3.57204	3.54187

Class AF-4
Avg. Life (yrs)	12.89	8.90	6.59	5.62	4.19	2.20	1.72
Mod. Dur. (yrs)	9.53	7.14	5.55	4.84	3.72	2.06	1.63
Window (mo)	76	67	55	46	39	8	6
Expected Final Mat.	Jun18	Apr14	Oct11	Aug10	Oct08	Jun05	Nov04
Yield at 99.966888%	4.62863	4.63304	4.62463	4.61618	4.61519	4.49175	4.45685

Class AF-5
Avg. Life (yrs)	15.77	11.54	9.01	7.87	6.04	2.54	1.95
Mod. Dur. (yrs)	10.64	8.55	7.08	6.35	5.09	2.33	1.82
Window (mo)	7	5	5	5	6	1	2
Expected Final Mat.	Dec18	Aug14	Feb12	Dec10	Mar09	Jun05	Dec04
Yield at 99.970491%	5.17721	5.19936	5.21049	5.21552	5.21514	4.99169	4.95470

Class AF-6 (NAS)
Avg. Life (yrs)	8.32	7.25	6.44	6.06	5.51	2.70	2.10
Mod. Dur. (yrs)	6.71	6.01	5.45	5.18	4.78	2.49	1.96
Window (mo)	154	102	70	52	25	5	3
Expected Final Mat.	Oct18	Jun14	Dec11	Oct10	Mar09	Oct05	Feb05
Yield at 99.955947%	4.56482	4.56034	4.55591	4.55339	4.54917	4.49926	4.47137

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Sensitivity Analysis – To Maturity (continued)

Group I % of PPC	50%	75%	100%	115%	150%	200%	250%
Group II CPR	12%	18%	24%	28%	36%	50%	60%

Class AV
Avg. Life (yrs)	4.37	2.93	2.17	1.78	1.16	0.79	0.63
Mod. Dur. (yrs)	4.09	2.81	2.10	1.74	1.15	0.78	0.62
Window (mo)	192	140	110	96	33	22	17
Expected Final Mat.	Dec18	Aug14	Feb12	Dec10	Sep05	Oct04	May04
Yield at 100.00000%	1.82688	1.82687	1.82686	1.82685	1.82683	1.82680	1.82678

Class M-1
Avg. Life (yrs)	11.59	8.24	6.31	5.57	4.88	3.27	3.03
Mod. Dur. (yrs)	9.95	7.37	5.79	5.17	4.60	3.16	2.92
Window (mo)	141	109	84	68	42	11	18
Expected Final Mat.	Feb20	Sep15	Jan13	Oct11	Dec09	Aug06	Jul06
Yield at 100.00000%	2.44228	2.44228	2.44227	2.44227	2.44227	2.44226	2.44225

Class M-2
Avg. Life (yrs)	12.01	8.62	6.62	5.80	4.81	4.17	3.69
Mod. Dur. (yrs)	9.56	7.26	5.78	5.15	4.37	3.87	3.45
Window (mo)	153	122	97	80	55	14	29
Expected Final Mat.	Feb21	Oct16	Jan14	Sep12	Sep10	Sep07	Oct07
Yield at 100.00000%	3.45450	3.45449	3.45448	3.45448	3.45447	3.45446	3.45445

Class B
Avg. Life (yrs)	12.33	8.94	6.89	6.04	4.91	5.16	2.97
Mod. Dur. (yrs)	8.82	6.90	5.59	5.03	4.23	4.51	2.72
Window (mo)	162	130	105	89	63	35	35
Expected Final Mat.	Nov21	Jun17	Sep14	May13	Apr11	Oct08	Feb08
Yield at 100.00000%	4.92967	4.92965	4.92963	4.92962	4.92960	4.92961	4.92954

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Sensitivity Analysis – To 20% Optional Termination

Group I % of PPC	50%	75%	100%	115%	150%	200%	250%
Group II CPR	12%	18%	24%	28%	36%	50%	60%

Class AF-4
Avg. Life (yrs)	11.73	7.87	5.82	5.00	3.60	2.20	1.72
Mod. Dur. (yrs)	8.90	6.48	5.01	4.38	3.25	2.06	1.63
Window (mo)	36	31	24	18	17	8	6
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Jun05	Nov04
Yield at 99.966888%	4.59337	4.58194	4.56964	4.56187	4.54029	4.49175	4.45685

Class AF-5
Avg. Life (yrs)	12.20	8.37	6.29	5.37	4.04	2.54	1.95
Mod. Dur. (yrs)	8.92	6.68	5.27	4.61	3.58	2.33	1.82
Window (mo)	1	1	1	1	1	1	2
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Jun05	Dec04
Yield at 99.970491%	5.08931	5.07775	5.06543	5.05695	5.03768	4.99169	4.95470

Class AF-6 (NAS)
Avg. Life (yrs)	8.24	7.01	5.80	5.13	4.04	2.69	2.10
Mod. Dur. (yrs)	6.66	5.85	4.99	4.49	3.62	2.49	1.96
Window (mo)	110	64	37	22	1	4	3
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Sep05	Feb05
Yield at 99.955947%	4.56454	4.55916	4.55149	4.54567	4.53179	4.49917	4.47137

Class AV
Avg. Life (yrs)	4.21	2.81	2.07	1.70	1.16	0.79	0.63
Mod. Dur. (yrs)	3.96	2.70	2.02	1.67	1.15	0.78	0.62
Window (mo)	146	100	75	64	33	22	17
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Sep05	Oct04	May04
Yield at 100.00000%	1.82687	1.82687	1.82686	1.82685	1.82683	1.82680	1.82678

Class M-1
Avg. Life (yrs)	9.93	6.79	5.11	4.50	3.97	2.79	2.20
Mod. Dur. (yrs)	8.79	6.25	4.80	4.26	3.79	2.70	2.16
Window (mo)	81	56	38	26	6	1	1
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Sep05	Feb05
Yield at 100.00000%	2.44228	2.44228	2.44227	2.44227	2.44226	2.44225	2.44223

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Sensitivity Analysis – To 20% Optional Termination (continued)

Group I % of PPC	50%	75%	100%	115%	150%	200%	250%
Group II CPR	12%	18%	24%	28%	36%	50%	60%

Class M-2
Avg. Life (yrs)	9.93	6.79	5.10	4.45	3.73	2.79	2.20
Mod. Dur. (yrs)	8.32	6.01	4.65	4.10	3.49	2.65	2.12
Window (mo)	81	56	39	27	10	1	1
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Sep05	Feb05
Yield at 100.00000%	3.45450	3.45448	3.45447	3.45446	3.45445	3.45443	3.45440

Class B
Avg. Life (yrs)	9.93	6.79	5.10	4.43	3.62	2.79	2.20
Mod. Dur. (yrs)	7.70	5.68	4.44	3.93	3.28	2.58	2.07
Window (mo)	81	56	39	28	11	1	1
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Sep05	Feb05
Yield at 100.00000%	4.92966	4.92964	4.92961	4.92959	4.92957	4.92952	4.92946

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Group I Collateral Summary

Summary Statistics

Collateral statistics for the fixed rate home equity loans are as of the Statistical Calculation Date

	Collateral Summary		Ranges (if applicable)
Total Number of Loans	3,410
Total Outstanding Loan Balance	$211,589,579.04
Average Loan Principal Balance	$62,049.73		$1,969.95 to 599,671.58
WA Coupon	9.512%		5.750% to 18.990%
WA Original Term (months)	297		60 to 360 Months
WA Remaining Term (months)	296		17 to 360 Months
WA Original Combined LTV	75.42%		4.55% to 100.00%
WA Second Mortgage Ratio (for 2nd liens only)	26.33%		4.54% to 99.73%
WA FICO	603		400 to 800
Lien Position (first/second)	85.13% / 14.87%
Level Pay / Balloons	95.55% / 4.45%
Property Type
2/4 Family	0.44%
Condominium	1.83%
Manufactured Housing	0.80%
PUD	5.58%
Single Family	90.41%
Townhouse	0.82%
Other	0.14%
Occupancy Status
Primary Home	98.34%
Second Home	0.28%
Investments	1.38%
Geographic Distribution
other states account individually for less than 4.5% of pool balance	TX -	21.65%
	CA -	9.11%
	FL -	5.34%
	GA -	5.22%
	PA -	4.50%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Loan Balances of Group I Home Equity Loans

Range of Loan Balances			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0.01	-	5,000.00	5	$17,712.14	0.01%
5,000.01	-	10,000.00	16	139,441.61	0.07
10,000.01	-	15,000.00	126	1,674,766.24	0.79
15,000.01	-	20,000.00	214	3,891,547.12	1.84
20,000.01	-	25,000.00	289	6,727,634.90	3.18
25,000.01	-	30,000.00	293	8,236,503.11	3.89
30,000.01	-	35,000.00	261	8,557,805.28	4.04
35,000.01	-	40,000.00	236	8,948,388.46	4.23
40,000.01	-	45,000.00	193	8,290,250.97	3.92
45,000.01	-	50,000.00	207	9,957,035.45	4.71
50,000.01	-	55,000.00	166	8,755,040.86	4.14
55,000.01	-	60,000.00	145	8,377,960.27	3.96
60,000.01	-	65,000.00	125	7,864,781.44	3.72
65,000.01	-	70,000.00	130	8,824,457.10	4.17
70,000.01	-	75,000.00	104	7,567,203.60	3.58
75,000.01	-	80,000.00	96	7,468,425.80	3.53
80,000.01	-	85,000.00	76	6,272,017.88	2.96
85,000.01	-	90,000.00	76	6,673,070.36	3.15
90,000.01	-	95,000.00	55	5,095,275.80	2.41
95,000.01	-	100,000.00	75	7,331,310.89	3.46
100,000.01	-	105,000.00	58	5,938,204.63	2.81
105,000.01	-	110,000.00	42	4,521,277.62	2.14
110,000.01	-	115,000.00	33	3,696,868.66	1.75
115,000.01	-	120,000.00	40	4,701,158.08	2.22
120,000.01	-	125,000.00	33	4,050,714.69	1.91
125,000.01	-	130,000.00	34	4,341,944.80	2.05
130,000.01	-	135,000.00	26	3,449,785.06	1.63
135,000.01	-	140,000.00	26	3,584,894.48	1.69
140,000.01	-	145,000.00	20	2,856,109.59	1.35
145,000.01	-	150,000.00	25	3,685,608.40	1.74
150,000.01	-	200,000.00	104	17,838,567.54	8.43
200,000.01	-	250,000.00	42	9,403,520.69	4.44
250,000.01	-	300,000.00	22	6,001,851.82	2.84
300,000.01	-	350,000.00	8	2,641,399.32	1.25
350,000.01	-	400,000.00	3	1,164,735.37	0.55
400,000.01	-	450,000.00	2	883,441.39	0.42
450,000.01	-	500,000.00	1	462,601.37	0.22
500,000.01	-	550,000.00	2	1,096,594.67	0.52
550,000.01	-	600,000.00	1	599,671.58	0.28
Total:			3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Current Coupon Rates of Group I Home Equity Loans

Range of Current Coupon Rates (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.501	-	6.000	8	$1,498,026.67	0.71%
6.001	-	6.500	43	5,202,470.30	2.46
6.501	-	7.000	166	18,994,483.50	8.98
7.001	-	7.500	158	15,420,569.95	7.29
7.501	-	8.000	262	23,372,496.29	11.05
8.001	-	8.500	188	16,273,757.10	7.69
8.501	-	9.000	316	24,979,990.69	11.81
9.001	-	9.500	200	12,690,626.89	6.00
9.501	-	10.000	319	19,638,723.51	9.28
10.001	-	10.500	224	11,978,519.77	5.66
10.501	-	11.000	283	12,009,360.50	5.68
11.001	-	11.500	196	9,178,043.32	4.34
11.501	-	12.000	294	12,101,735.14	5.72
12.001	-	12.500	168	6,493,572.45	3.07
12.501	-	13.000	214	9,081,683.03	4.29
13.001	-	13.500	134	4,480,077.85	2.12
13.501	-	14.000	140	4,816,949.73	2.28
14.001	-	14.500	69	2,396,329.47	1.13
14.501	-	15.000	24	902,084.76	0.43
15.001	-	15.500	2	72,151.62	0.03
15.501	-	16.000	1	4,328.83	0.00
18.501	-	19.000	1	3,597.67	0.00
Total:			3,410	$211,589,579.04	100.00%

Lien Positions of Group I Home Equity Loans

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
1st Lien	2,436	$180,125,792.41	85.13%
2nd Lien	974	31,463,786.63	14.87
Total:	3,410	$211,589,579.04	100.00%

Original Term to Maturity of Group I Home Equity Loans

Original Term to Maturity			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	60	23	$560,335.93	0.26%
61	-	120	242	8,338,808.50	3.94
121	-	180	867	42,271,924.28	19.98
181	-	240	636	28,259,240.82	13.36
241	-	300	32	1,966,143.85	0.93
301	-	360	1,610	130,193,125.66	61.53
Total:			3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Remaining Terms to Maturity of Group I Home Equity Loans

Remaining Term to Maturity (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	60	23	$560,335.93	0.26%
61	-	120	247	8,451,418.76	3.99
121	-	180	867	42,278,308.37	19.98
181	-	240	634	28,294,466.62	13.37
241	-	300	29	1,811,923.70	0.86
301	-	360	1,610	130,193,125.66	61.53
Total:			3,410	$211,589,579.04	100.00%

Seasoning of Group I Home Equity Loans

Seasoning (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	0	977	$62,622,490.62	29.60%
1	-	12	2,427	148,873,236.88	70.36
13	-	24	1	48,681.98	0.02
25	-	36	2	35,963.05	0.02
37	-	48	3	9,206.51	0.00
Total:			3,410	$211,589,579.04	100.00%

Original Combined Loan-to-Value Ratios of Group I Home Equity Loans

Range of Original Combined Loan-to-Value Ratios (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.55	-	10.00	2	$55,800.81	0.03%
10.01	-	15.00	7	144,022.26	0.07
15.01	-	20.00	16	460,857.39	0.22
20.01	-	25.00	24	1,019,775.46	0.48
25.01	-	30.00	28	1,099,729.98	0.52
30.01	-	35.00	49	1,592,301.16	0.75
35.01	-	40.00	57	2,309,146.70	1.09
40.01	-	45.00	66	2,772,675.62	1.31
45.01	-	50.00	82	3,863,260.00	1.83
50.01	-	55.00	102	5,134,956.12	2.43
55.01	-	60.00	164	9,560,364.07	4.52
60.01	-	65.00	205	12,773,012.45	6.04
65.01	-	70.00	293	17,300,541.89	8.18
70.01	-	75.00	341	22,709,376.68	10.73
75.01	-	80.00	834	56,642,126.64	26.77
80.01	-	85.00	458	30,339,919.20	14.34
85.01	-	90.00	482	36,271,527.32	17.14
90.01	-	95.00	48	3,562,164.56	1.68
95.01	-	100.00	152	3,978,020.73	1.88
Total:			3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Occupancy Status of Group I Home Equity Loans

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	3,332	$208,069,963.06	98.34%
Investment	63	2,923,680.59	1.38
Second Home	15	595,935.39	0.28
Total:	3,410	$211,589,579.04	100.00%

Types of Mortgaged Properties of Group I Home Equity Loans

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,089	$191,289,525.86	90.41%
PUD	166	11,800,594.65	5.58
Condominium	63	3,865,634.04	1.83
Townhome	38	1,730,622.72	0.82
Manufactured Housing	29	1,686,162.15	0.80
2/4 Family	19	925,926.70	0.44
Other	6	291,112.92	0.14
Total:	3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Geographical Distribution of Mortgaged Properties of Group I Home Equity Loans

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	69	$4,217,566.86	1.99%
Arkansas	46	2,141,802.66	1.01
California	206	19,269,349.94	9.11
Colorado	61	4,575,462.52	2.16
Connecticut	27	1,834,162.98	0.87
Delaware	15	839,740.26	0.40
Florida	170	11,292,159.35	5.34
Georgia	136	11,035,328.33	5.22
Idaho	11	468,337.98	0.22
Illinois	22	1,286,104.44	0.61
Indiana	54	3,436,626.13	1.62
Iowa	19	1,039,402.58	0.49
Kansas	51	2,012,094.41	0.95
Kentucky	37	2,546,783.46	1.20
Louisiana	166	8,631,904.75	4.08
Maine	19	1,232,959.35	0.58
Maryland	21	1,266,481.58	0.60
Massachusetts	72	5,635,130.27	2.66
Michigan	85	4,783,110.31	2.26
Minnesota	16	1,084,369.36	0.51
Mississippi	82	4,532,201.33	2.14
Missouri	86	4,373,776.38	2.07
Montana	6	484,776.31	0.23
Nebraska	21	996,269.62	0.47
Nevada	11	554,932.89	0.26
New Hampshire	16	967,686.73	0.46
New Jersey	118	6,762,779.91	3.20
New Mexico	27	1,476,662.66	0.70
New York	117	8,212,941.59	3.88
North Carolina	129	7,410,540.87	3.50
Ohio	100	6,715,518.64	3.17
Oklahoma	55	2,270,902.21	1.07
Oregon	15	1,249,709.10	0.59
Pennsylvania	157	9,527,851.61	4.50
Rhode Island	14	880,360.64	0.42
South Carolina	28	1,766,174.25	0.83
South Dakota	4	241,799.86	0.11
Tennessee	116	7,650,111.47	3.62
Texas	823	45,819,227.09	21.65
Utah	3	183,875.32	0.09
Virginia	60	3,447,796.25	1.63
Washington	57	4,103,277.43	1.94
West Virginia	18	827,427.14	0.39
Wisconsin	35	1,917,176.02	0.91
Wyoming	9	586,926.20	0.28
Total:	3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Documentation Types of Group I Home Equity Loans

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,089	$186,720,454.71	88.25%
Stated Documentation	221	15,641,409.29	7.39
Limited Documentation	100	9,227,715.04	4.36
Total:	3,410	$211,589,579.04	100.00%

Credit Grades of Group I Home Equity Loans

Credit Grades	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	340	$29,974,251.32	14.17%
A-1	1,359	95,072,670.74	44.93
A-2	845	45,472,072.52	21.49
B	406	18,605,895.65	8.79
C-1	286	12,310,357.00	5.82
C-2	92	4,893,993.68	2.31
D	82	5,260,338.13	2.49
Total:	3,410	$211,589,579.04	100.00%

Prepayment Penalty Terms of Group I Home Equity Loans

Prepayment Penalty Term (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	1,657	$82,528,683.75	39.00%
6	15	475,198.34	0.22
12	88	7,110,906.43	3.36
24	41	4,984,913.37	2.36
30	16	379,498.25	0.18
36	300	24,455,209.10	11.56
42	2	99,766.67	0.05
48	2	289,061.56	0.14
60	1,289	91,266,341.57	43.13
Total:	3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Second Mortgage Ratios of Group I Home Equity Loans(1)

Range of Second Mortgage Ratios (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0.01	-	10.00	100	$1,814,837.27	5.77%
10.01	-	15.00	174	4,025,904.77	12.80
15.01	-	20.00	268	7,667,109.17	24.37
20.01	-	25.00	140	4,375,388.87	13.91
25.01	-	30.00	113	4,301,828.80	13.67
30.01	-	35.00	54	2,545,975.06	8.09
35.01	-	40.00	58	2,715,234.93	8.63
40.01	-	45.00	23	1,037,031.50	3.30
45.01	-	50.00	18	1,055,570.38	3.35
50.01	-	55.00	11	635,337.30	2.02
55.01	-	60.00	5	396,353.45	1.26
60.01	-	65.00	3	328,194.17	1.04
65.01	-	70.00	2	67,704.86	0.22
70.01	-	75.00	2	100,586.98	0.32
80.01	-	85.00	2	54,729.12	0.17
95.01	-	100.00	1	342,000.00	1.09
Total:			974	$31,463,786.63	100.00%

(1)

Applies only to the home equity loans in the second lien position.  The Second Mortgage Ratios show above are equal to, with respect to each home equity loan in the second lien position, the original principal balance of the home equity loan at the date of origination divided by the sum of (a) the original principal balance of the home equity loan at the date of origination and (b) the remaining principal balance of the senior lien on the related Mortgaged Property at the date of origination of the home equity loan.

Amortization Type of Group I Home Equity Loans

Amortization Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Balloon	126	$9,418,385.86	4.45%
Level Pay	3,284	202,171,193.18	95.55
Total:	3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Original Credit Score Distribution of Group I Home Equity Loans

Original Credit Score			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available(1)			17	$563,575.52	0.27%
376	-	400	2	49,967.73	0.02
401	-	425	1	39,232.11	0.02
426	-	450	10	333,594.16	0.16
451	-	475	34	1,506,160.60	0.71
476	-	500	102	5,347,952.69	2.53
501	-	525	267	12,494,533.74	5.91
526	-	550	491	27,462,363.73	12.98
551	-	575	456	26,550,447.23	12.55
576	-	600	502	30,950,100.63	14.63
601	-	625	474	28,684,996.41	13.56
626	-	650	460	33,074,519.70	15.63
651	-	675	292	21,166,676.90	10.00
676	-	700	140	11,417,808.46	5.40
701	-	725	73	5,177,661.14	2.45
726	-	750	45	3,639,451.52	1.72
751	-	775	26	2,029,655.92	0.96
776	-	800	18	1,100,880.85	0.52
Total:			3,410	$211,589,579.04	100.00%

(1)

Home equity loans indicated as having a credit score that is “not available” consist of home equity loans where no credit score can be obtained for the related borrower.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Group II Collateral Summary

Summary Statistics

Collateral statistics for the adjustable rate home equity loans are as of the Statistical Calculation Date

	Collateral Summary		Ranges (if applicable)
Total Number of Loans	3,748
Total Outstanding Loan Balance	$388,421,653.89
Average Loan Principal Balance	$103,634.38		$11,200.00 to $768,649.35
WA Coupon	9.073%		4.850% to 14.700%
ARM Characteristics
Margin	8.710%		4.650% to 14.250%
First Periodic Cap	2.143%		1.000% to 4.000%
Subsequent Periodic Cap	1.000%
Lifetime Cap	16.055%		11.850% to 21.700%
WA Original Term (months)	358		90 to 360 Months
WA Remaining Term (months)	357		90 to 360 Months
WA Original LTV	80.90%		7.58% to 100.00%
WA FICO	574		419 to 800
Loan Type
2/28 ARM	62.49%
6 Month ARM	11.47%
3/27 ARM	26.04%
Property Type
2/4 Family	0.41%
Condominium	2.91%
Manufactured Housing	0.81%
PUD	6.20%
Single Family	88.85%
Townhouse	0.69%
Other	0.13%
Occupancy Status
Primary Home	98.38%
Second Home	0.42%
Investments	1.19%
Geographic Distribution
other states account individually for less than 4.5% of pool balance	CA -	13.46%
	TX -	8.71%
	OH -	6.03%
	FL -	5.60%
	GA -	5.38%
	NC -	4.78%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Loan Balances of Group II Home Equity Loans

Range of Loan Balances			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
10,000.01	-	15,000.00	6	$80,342.42	0.02%
15,000.01	-	20,000.00	18	330,274.55	0.09
20,000.01	-	25,000.00	47	1,100,693.39	0.28
25,000.01	-	30,000.00	64	1,806,391.35	0.47
30,000.01	-	35,000.00	99	3,261,232.63	0.84
35,000.01	-	40,000.00	130	4,922,015.26	1.27
40,000.01	-	45,000.00	126	5,403,583.82	1.39
45,000.01	-	50,000.00	171	8,198,046.70	2.11
50,000.01	-	55,000.00	148	7,790,295.54	2.01
55,000.01	-	60,000.00	170	9,834,750.12	2.53
60,000.01	-	65,000.00	180	11,363,647.56	2.93
65,000.01	-	70,000.00	199	13,450,215.74	3.46
70,000.01	-	75,000.00	161	11,658,637.03	3.00
75,000.01	-	80,000.00	181	14,033,391.45	3.61
80,000.01	-	85,000.00	148	12,237,956.07	3.15
85,000.01	-	90,000.00	129	11,327,969.61	2.92
90,000.01	-	95,000.00	114	10,555,695.23	2.72
95,000.01	-	100,000.00	133	12,979,825.04	3.34
100,000.01	-	105,000.00	118	12,135,876.58	3.12
105,000.01	-	110,000.00	98	10,540,338.95	2.71
110,000.01	-	115,000.00	88	9,891,771.55	2.55
115,000.01	-	120,000.00	124	14,571,972.91	3.75
120,000.01	-	125,000.00	83	10,173,381.28	2.62
125,000.01	-	130,000.00	85	10,848,344.68	2.79
130,000.01	-	135,000.00	65	8,605,478.04	2.22
135,000.01	-	140,000.00	80	11,024,923.87	2.84
140,000.01	-	145,000.00	58	8,272,765.99	2.13
145,000.01	-	150,000.00	60	8,860,748.84	2.28
150,000.01	-	200,000.00	365	62,570,669.96	16.11
200,000.01	-	250,000.00	160	35,562,299.79	9.16
250,000.01	-	300,000.00	80	21,951,309.09	5.65
300,000.01	-	350,000.00	35	11,432,926.09	2.94
350,000.01	-	400,000.00	9	3,295,467.45	0.85
400,000.01	-	450,000.00	6	2,563,217.83	0.66
450,000.01	-	500,000.00	4	1,901,823.26	0.49
550,000.01	-	600,000.00	3	1,723,000.00	0.44
650,000.01	-	700,000.00	1	671,724.87	0.17
700,000.01	-	750,000.00	1	720,000.00	0.19
750,000.01	-	800,000.00	1	768,649.35	0.20
Total:			3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Current Coupon Rates of Group II Home Equity Loans

Range of Current Coupon Rates (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.501	-	5.000	3	$320,209.74	0.08%
5.001	-	5.500	1	337,012.02	0.09
5.501	-	6.000	17	2,012,303.82	0.52
6.001	-	6.500	58	7,387,766.36	1.90
6.501	-	7.000	152	19,611,969.00	5.05
7.001	-	7.500	215	30,052,866.19	7.74
7.501	-	8.000	389	51,774,593.70	13.33
8.001	-	8.500	338	38,329,435.09	9.87
8.501	-	9.000	535	60,513,026.40	15.58
9.001	-	9.500	383	41,535,132.61	10.69
9.501	-	10.000	529	51,822,324.22	13.34
10.001	-	10.500	301	27,313,464.71	7.03
10.501	-	11.000	321	24,541,779.40	6.32
11.001	-	11.500	153	10,804,827.27	2.78
11.501	-	12.000	160	11,049,653.35	2.84
12.001	-	12.500	81	5,140,182.74	1.32
12.501	-	13.000	71	4,150,823.60	1.07
13.001	-	13.500	22	962,219.86	0.25
13.501	-	14.000	14	499,202.49	0.13
14.001	-	14.500	4	222,367.59	0.06
14.501	-	15.000	1	40,493.73	0.01
Total:			3,748	$388,421,653.89	100.00%

Original Term to Maturity of Group II Home Equity Loans

Original Term to Maturity (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
61	-	120	10	$439,692.22	0.11%
121	-	180	39	2,133,298.86	0.55
181	-	240	23	1,590,574.44	0.41
241	-	300	4	253,434.58	0.07
301	-	360	3,672	384,004,653.79	98.86
Total:			3,748	$388,421,653.89	100.00%

Remaining Terms to Maturity of Group II Home Equity Loans

Remaining Term to Maturity (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
61	-	120	10	$439,692.22	0.11%
121	-	180	39	2,133,298.86	0.55
181	-	240	23	1,590,574.44	0.41
241	-	300	4	253,434.58	0.07
301	-	360	3,672	384,004,653.79	98.86
Total:			3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Seasoning of Group II Home Equity Loans

Seasoning (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	0	995	$106,873,672.90	27.51%
1	-	12	2,753	281,547,980.99	72.49
Total:			3,748	$388,421,653.89	100.00%

Amortization Type of Group II Home Equity Loans

Amortization Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2/28 ARM	2,373	$242,728,535.35	62.49%
3/27 ARM	881	101,148,462.06	26.04
6 Month LIBOR ARM	494	44,544,656.48	11.47
Total:	3,748	$388,421,653.89	100.00%

Original Loan-to-Value Ratios of Group II Home Equity Loans

Range of Original Loan-to-Value Ratios (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
7.58	-	10.00	2	$87,014.07	0.02%
10.01	-	15.00	2	44,538.07	0.01
15.01	-	20.00	3	76,511.98	0.02
20.01	-	25.00	7	255,108.60	0.07
25.01	-	30.00	16	732,457.10	0.19
30.01	-	35.00	22	1,179,073.41	0.30
35.01	-	40.00	23	1,031,372.01	0.27
40.01	-	45.00	31	1,781,645.81	0.46
45.01	-	50.00	64	3,304,218.37	0.85
50.01	-	55.00	57	3,437,595.10	0.89
55.01	-	60.00	96	8,182,612.51	2.11
60.01	-	65.00	124	9,847,609.77	2.54
65.01	-	70.00	245	21,309,431.77	5.49
70.01	-	75.00	332	30,425,080.16	7.83
75.01	-	80.00	896	94,618,443.00	24.36
80.01	-	85.00	666	72,276,809.46	18.61
85.01	-	90.00	1,085	130,748,162.29	33.66
90.01	-	95.00	70	8,040,717.63	2.07
95.01	-	100.00	7	1,043,252.78	0.27
Total:			3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Occupancy Status of Group II Home Equity Loans

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	3,649	$382,148,381.90	98.38%
Second Home	21	1,644,452.42	0.42
Investment	78	4,628,819.57	1.19
Total:	3,748	$388,421,653.89	100.00%

Types of Mortgaged Properties of Group II Home Equity Loans

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,400	$345,111,355.32	88.85%
PUD	166	24,085,711.93	6.20
Condominium	88	11,286,720.76	2.91
Manufactured Housing	42	3,152,225.38	0.81
Townhome	28	2,692,883.45	0.69
2/4 Family	21	1,604,488.32	0.41
Other	3	488,268.73	0.13
Total:	3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Geographical Distribution of Mortgaged Properties of Group II Home Equity Loans

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	112	$12,185,745.67	3.14%
Arkansas	31	2,217,852.86	0.57
California	290	52,286,009.61	13.46
Colorado	78	13,213,216.98	3.40
Connecticut	19	3,291,030.32	0.85
Delaware	10	990,062.67	0.25
Florida	203	21,739,278.00	5.60
Georgia	187	20,886,496.73	5.38
Idaho	17	1,497,476.81	0.39
Illinois	98	9,516,561.92	2.45
Indiana	125	11,237,219.44	2.89
Iowa	70	4,725,269.97	1.22
Kansas	46	3,730,193.04	0.96
Kentucky	86	7,760,783.09	2.00
Louisiana	115	9,497,607.96	2.45
Maine	20	1,734,795.27	0.45
Maryland	21	3,051,503.84	0.79
Massachusetts	34	6,984,962.27	1.80
Michigan	156	16,362,275.80	4.21
Minnesota	26	2,662,071.49	0.69
Mississippi	93	6,320,389.78	1.63
Missouri	160	12,550,181.21	3.23
Montana	6	527,148.27	0.14
Nebraska	9	510,819.59	0.13
Nevada	19	2,657,350.97	0.68
New Hampshire	19	2,743,389.15	0.71
New Jersey	64	8,647,550.96	2.23
New Mexico	34	3,019,867.67	0.78
New York	78	7,183,166.12	1.85
North Carolina	194	18,547,885.04	4.78
North Dakota	2	73,555.62	0.02
Ohio	252	23,409,460.29	6.03
Oklahoma	37	2,195,417.20	0.57
Oregon	21	2,419,856.75	0.62
Pennsylvania	121	10,310,128.62	2.65
Rhode Island	12	1,797,861.51	0.46
South Carolina	49	5,197,984.14	1.34
South Dakota	2	134,216.00	0.03
Tennessee	128	10,268,100.78	2.64
Texas	419	33,841,634.81	8.71
Utah	11	1,093,029.62	0.28
Vermont	3	262,626.11	0.07
Virginia	61	6,985,643.75	1.80
Washington	68	10,041,570.07	2.59
West Virginia	20	1,272,818.63	0.33
Wisconsin	115	10,312,050.61	2.65
Wyoming	7	527,536.88	0.14
Total:	3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Documentation Types of Group II Home Equity Loans

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,319	$338,313,293.84	87.10%
Stated Documentation	291	31,788,001.36	8.18
Limited Documentation	138	18,320,358.69	4.72
Total:	3,748	$388,421,653.89	100.00%

Gross Margins of Group II Home Equity Loans

Range of Gross Margin (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.501 - 5.000	7	$1,270,773.23	0.33%
5.001 - 5.500	9	1,171,416.01	0.30
5.501 - 6.000	32	4,100,539.19	1.06
6.001 - 6.500	95	12,157,441.43	3.13
6.501 - 7.000	177	24,080,440.02	6.20
7.001 - 7.500	317	44,439,437.75	11.44
7.501 - 8.000	368	43,963,744.69	11.32
8.001 - 8.500	418	47,528,677.70	12.24
8.501 - 9.000	486	54,028,299.66	13.91
9.001 - 9.500	448	46,644,761.48	12.01
9.501 - 10.000	418	39,569,241.59	10.19
10.001 - 10.500	299	24,622,775.60	6.34
10.501 - 11.000	242	16,692,453.87	4.30
11.001 - 11.500	160	11,525,588.72	2.97
11.501 - 12.000	128	8,468,593.67	2.18
12.001 - 12.500	69	4,022,223.94	1.04
12.501 - 13.000	50	3,023,391.57	0.78
13.001 - 13.500	18	733,763.45	0.19
13.501 - 14.000	6	337,596.59	0.09
14.001 - 14.500	1	40,493.73	0.01
Total:	3,748	$388,421,653.89	100.00%

Credit Grades of Group II Home Equity Loans

Credit Grades	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	89	$10,298,493.23	2.65%
A-1	1,101	132,656,200.92	34.15
A-2	1,217	132,233,602.32	34.04
B	619	57,638,341.60	14.84
C-1	485	37,417,275.86	9.63
C-2	234	17,690,929.01	4.55
D	3	486,810.95	0.13
Total:	3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Next Interest Adjustment Date of Group II Home Equity Loans

Next Interest Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
October-02	1	$91,701.43	0.02%
January-03	29	3,056,761.59	0.79
February-03	136	12,604,501.55	3.25
March-03	160	13,750,398.28	3.54
April-03	153	13,153,375.63	3.39
May-03	15	1,887,918.00	0.49
March-04	4	338,752.58	0.09
April-04	8	781,184.23	0.20
May-04	1	347,598.72	0.09
June-04	11	938,400.64	0.24
July-04	221	20,635,815.22	5.31
August-04	754	74,114,848.58	19.08
September-04	687	72,305,256.17	18.62
October-04	636	68,226,360.36	17.57
November-04	51	5,040,318.85	1.30
April-05	1	52,210.40	0.01
July-05	75	8,278,783.59	2.13
August-05	273	31,350,096.03	8.07
September-05	258	29,014,160.98	7.47
October-05	246	29,733,241.06	7.65
November-05	28	2,719,970.00	0.70
Total:	3,748	$388,421,653.89	100.00%

Maximum Rates of Group II Home Equity Loans

Range of Maximum Rates (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
11.501	-	12.000	3	$320,209.74	0.08%
12.001	-	12.500	2	596,500.93	0.15
12.501	-	13.000	21	2,354,469.27	0.61
13.001	-	13.500	63	7,660,136.70	1.97
13.501	-	14.000	156	20,624,557.23	5.31
14.001	-	14.500	213	29,930,343.41	7.71
14.501	-	15.000	385	50,825,718.05	13.09
15.001	-	15.500	341	38,992,479.55	10.04
15.501	-	16.000	538	60,758,135.67	15.64
16.001	-	16.500	383	41,316,940.89	10.64
16.501	-	17.000	532	52,439,155.84	13.50
17.001	-	17.500	293	26,371,339.76	6.79
17.501	-	18.000	313	23,421,760.51	6.03
18.001	-	18.500	153	10,779,262.98	2.78
18.501	-	19.000	159	11,015,353.35	2.84
19.001	-	19.500	81	5,140,182.74	1.32
19.501	-	20.000	71	4,150,823.60	1.07
20.001	-	20.500	22	962,219.86	0.25
20.501	-	21.000	14	499,202.49	0.13
21.001	-	21.500	4	222,367.59	0.06
21.501	-	22.000	1	40,493.73	0.01
Total:			3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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Prepayment Penalty Terms of Group II Home Equity Loans

Prepayment Penalty Term (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	988	$89,931,191.84	23.15%
12	84	12,793,113.52	3.29
24	572	70,501,961.45	18.15
30	1	258,065.00	0.07
36	954	112,380,169.80	28.93
60	1,149	102,557,152.28	26.40
Total:	3,748	$388,421,653.89	100.00%

Original Credit Score Distribution of Group II Home Equity Loans

Original Credit Score			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available(1)			16	$930,405.44	0.24%
401	-	425	3	214,223.34	0.06
426	-	450	10	549,985.11	0.14
451	-	475	46	3,403,086.35	0.88
476	-	500	140	10,796,399.52	2.78
501	-	525	530	49,250,294.35	12.68
526	-	550	844	86,549,983.61	22.28
551	-	575	637	65,880,041.15	16.96
576	-	600	517	57,022,684.40	14.68
601	-	625	414	46,989,197.15	12.10
626	-	650	322	36,135,543.18	9.30
651	-	675	155	18,588,864.00	4.79
676	-	700	64	7,025,054.83	1.81
701	-	725	28	3,002,464.11	0.77
726	-	750	14	1,478,230.08	0.38
751	-	775	6	487,333.40	0.13
776	-	800	2	117,863.87	0.03
Total:			3,748	$388,421,653.89	100.00%

(1)

Home equity loans indicated as having a credit score that is “not available” consist of home equity loans where no credit score can be obtained for the related borrower.

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED DECEMBER 3, 2002

$600,000,000 (Approximate)

CENTEX
HOME EQUITY

CENTEX HOME EQUITY LOAN TRUST 2002-D

CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-D

CENTEX HOME EQUITY COMPANY, LLC

Originator & Servicer

CHEC FUNDING, LLC

Depositor

December 3, 2002

CREDIT SUISSE	FIRST BOSTON

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

As Revised December 3, 2002.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

$600,000,000 (approximate) Asset-Backed Certificates, Series 2002-D

To Maturity

Class(1)	Approx. Size(2)	Group	Type	Benchmark	Est. WAL (yrs)(3)	Est. Prin. Window (mos)(3)	Expected Final Maturity(3)	Stated Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
AF-1	69,000,000	I	FIX-SEQ	EDSF	1.00	21	Sep-04	Mar-18	AAA/Aaa/AAA
AF-2	18,500,000	I	FIX-SEQ	Swaps	2.00	7	Mar-05	Jun-20	AAA/Aaa/AAA
AF-3	38,000,000	I	FIX-SEQ	Swaps	3.00	21	Nov-06	Oct-23	AAA/Aaa/AAA
AF-4	60,100,000	I	FIX-SEQ	Swaps	5.62	46	Aug-10	Nov-28	AAA/Aaa/AAA
AF-5	4,830,000	I	FIX-SEQ	Swaps	7.87	5	Dec-10	Dec-32	AAA/Aaa/AAA
AF-6	21,160,000	I	FIX-NAS	Swaps	6.06	52	Oct-10	Dec-32	AAA/Aaa/AAA
AV	286,410,000	II	FLT-PT	1ML	1.78	96	Dec-10	Dec-32	AAA/Aaa/AAA
M-1	45,000,000	I & II	FLT-MEZ	1ML	5.57	68	Oct-11	Dec-32	AA/Aa2/AA
M-2	36,000,000	I & II	FLT-MEZ	1ML	5.80	80	Sep-12	Dec-32	A/A2/A
B	21,000,000	I & II	FLT-SUB	1ML	6.04	89	May-13	Dec-32	BBB/Baa2/BBB
A-IO(4)	189,036,000	I & II	FIX-IO	N/A	1.51	N/A	Nov-05	N/A	AAA/Aaa/AAA

To 20% Optional Termination

Class(1)	Approx. Size(2)	Group	Type	Benchmark	Est. WAL (yrs)(3)	Est. Prin. Window (mos)(3)	Expected Final Maturity(3)	Stated Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
AF-4	60,100,000	I	FIX-SEQ	Swaps	5.00	18	Apr-08	Nov-28	AAA/Aaa/AAA
AF-5	4,830,000	I	FIX-SEQ	Swaps	5.37	1	Apr-08	Dec-32	AAA/Aaa/AAA
AF-6	21,160,000	I	FIX-NAS	Swaps	5.13	22	Apr-08	Dec-32	AAA/Aaa/AAA
AV	286,410,000	II	FLT-PT	1ML	1.70	64	Apr-08	Dec-32	AAA/Aaa/AAA
M-1	45,000,000	I & II	FLT-MEZ	1ML	4.50	26	Apr-08	Dec-32	AA/Aa2/AA
M-2	36,000,000	I & II	FLT-MEZ	1ML	4.45	27	Apr-08	Dec-32	A/A2/A
B	21,000,000	I & II	FLT-SUB	1ML	4.43	28	Apr-08	Dec-32	BBB/Baa2/BBB
Pricing Speed

Group I:	115% PPC 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.
Group II:	28% CPR

(1)

The Certificates are subject to a 20% Optional Termination (as described herein).  After the first Distribution Date on which the Optional Termination is exercisable, the coupon on the Class AF-4 and AF-5 Certificates will increase by 0.50%.  All Certificates (other than the Class A-IO Certificates) are expected to be subject to an interest rate cap (as described herein).

(2)

The principal balance of each class of Certificates is subject to a +/– 5% variance.

(3)

See “Pricing Prepayment Speed” herein.

(4)

The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 5.00% per annum for 35 months on the Group I A-IO Component Notional Balance and at a rate of 4.00% per annum for 35 months on the Group II A-IO Component Notional Balance, each as described herein.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Preliminary Summary of Terms

Transaction:	Centex Home Equity Loan Trust 2002-D Asset-Backed Certificates, Series 2002-D
Certificates Offered:

$211,590,000 Fixed Rate Certificates, plus an interest only Fixed Rate Certificate that accrues interest on a scheduled notional amount

$388,410,000 Floating Rate Certificates

(both subject to a variance of 5%)

Depositor:	CHEC Funding, LLC
Originator and Servicer:	Centex Home Equity Company, LLC
Sellers:	Centex Home Equity Company, LLC Harwood Street Funding II, LLC
Trustee:	JPMorgan Chase Bank
Custodian:	Bank One Trust Company, N. A.
Underwriters:	Credit Suisse First Boston (Lead Manager) Banc of America Securities LLC (Co-Manager) Greenwich Capital Markets, Inc. (Co-Manager) Salomon Smith Barney (Co-Manager)
Expected Pricing Date:	December [5], 2002
Expected Settlement Date:	December 12, 2002
Distribution Date:	25th of each month, or the next succeeding Business Day (First Payment Date: January 27, 2003)
Cut-Off Date:	December 1, 2002
Statistical Calculation Date:	November 1, 2002
Delay Days:	24 days on Class AF-1 through AF-6 Certificates and A-IO Certificates 0 days on Class AV Certificates, Class M-1, Class M-2 and Class B Certificates
Day Count:	30/360 on Class AF-1 through AF-6 Certificates and A-IO Certificates Actual/360 on Class AV Certificates, Class M-1, Class M-2, and Class B Certificates
Accrued Interest:

Class AF-1 through AF-6 Certificates and Class A-IO Certificates settle with accrued interest from December 1, 2002

Class AV, Class M-1, Class M-2 and Class B Certificates settle flat (no accrued interest)

Interest Accrual Period:

With respect to the Class AF-1 through AF-6 Certificates and Class A-IO Certificates, interest accrues during the month preceding the current Distribution Date.  With respect to the Class AV, Class M-1, Class M-2 and Class B Certificates, interest accrues from the last Distribution Date through the day preceding the current Distribution Date

Clearing:	DTC, Euroclear or Cedel
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible
ERISA Eligibility:	All Certificates are expected to be ERISA eligible
Tax Status:	One or more REMICs for Federal income tax purposes
Certificate Ratings:	The Certificates are expected to receive the following ratings from Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. and Fitch Ratings:
	Class	S&P	Moody’s	Fitch
	AF-1	AAA	Aaa	AAA
	AF-2	AAA	Aaa	AAA
	AF-3	AAA	Aaa	AAA
	AF-4	AAA	Aaa	AAA
	AF-5	AAA	Aaa	AAA
	AF-6	AAA	Aaa	AAA
	AV	AAA	Aaa	AAA
	M-1	AA	Aa2	AA
	M-2	A	A2	A
	B	BBB	Baa2	BBB
	A-I0	AAA	Aaa	AAA

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Optional Termination:

The entire transaction is eligible for call when the combined outstanding principal balance of the Group I and Group II mortgage loans reaches 20% or less of the Cut-Off Date principal balance of such loans, provided the Class A-IO Certificates are not outstanding.

– Auction Sale

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the home equity loans and other assets of the trust.  The Trustee will sell the home equity loans and other assets of the trust if the amounts that will be received from the Auction Sale will be equal to the greater of (a) the sum of (i) the outstanding principal balance of the home equity loans (other than those referred to in clause (ii) below), including accrued interest thereon, and (ii) for REO property and home equity loans as to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and home equity loans (disregarding accrued interest thereon) and (b) the sum of the outstanding Certificate principal balance, accrued and unpaid interest thereon, unreimbursed servicing advances, delinquency advances and compensating interest, and any delinquency advances the Servicer has failed to remit, other than carryover amounts.

– Step-up Coupon

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, the certificate rate on the Class AF-4 and Class AF-5 Certificates is increased by 0.50%.

– “Full Turbo”

In addition, beginning on the third Distribution Date after the first date on which the Optional Termination could have been exercised, amounts that otherwise would have been paid to the residual will be applied as principal to pay the Certificates in the following order of priority:  (1) on a pro rata basis, by outstanding principal balance, amongst the Group I and Group II Senior Certificates until each group of Senior Certificates is reduced to zero, and within the Group I Senior Certificates, first to (a) the Class AF-6 Certificates, their pro rata portion of allocable Group I principal in accordance with the Class AF-6 Lockout Percentage until the class’s principal balance is reduced to zero and second (b) sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until each class principal balance is reduced to zero, and (2) sequentially to the Subordinate Certificates until each class principal balance is reduced to zero.

Credit Enhancement:

*

Excess interest

*

Initially, the overcollateralization amount will equal zero and beginning on the sixth Distribution Date will build to 2.50% of the original collateral balance via the application of excess interest; the overcollateralization level may stepdown over time(1)

*

Subordination of the Class M-1, M-2 and B Certificates

*

Cross-collateralization:  excess interest from one loan group will be available to fund interest shortfalls, cover losses and build overcollateralization for the benefit of the other loan group

(1)

The level of overcollateralization is subject to final rating agency approval.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Credit Enhancement Percentages:	Target Percentages		Stepdown Percentages
	Tranche	Percent	Tranche	Percent
	Senior	[19.50]%	Senior	[39.00]%
	Class M-1	[12.00]%	Class M-1	[24.00]%
	Class M-2	[6.00]%	Class M-2	[12.00]%
	Class B	[2.50]%	Class B	[5.00]%

On any Distribution Date, the Senior Enhancement Percentage will equal (i) the sum of (a) the principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount, divided by (ii) the outstanding collateral balance.

Senior Certificates:	Class AF-1 through Class AF-6 Certificates, A-IO and AV Certificates
Class A-IO Certificate:

Collectively, the Group I A-IO component and the Group II A-IO component. The notional amount of each A-IO component will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group and (ii) the notional amount specified in the schedule set forth under “Class A-IO Notional Amount” below.  The Group I A-IO component and the Group II A-IO component may not be traded separately.

Group I Certificates:	Class AF-1 through Class AF-6 Certificates and the Group I A-IO component (backed primarily by the fixed rate loans)
Group II Certificates:	Class AV Certificates and the Group II A-IO component (backed primarily by the adjustable rate loans)
Subordinate Certificates:	Class M-1, Class M-2 and Class B Certificates
Fixed Rate Certificates:	Class AF-1 through Class AF-6 Certificates and Class A-IO Certificates
Floating Rate Certificates:	Class AV, M-1, M-2 and B Certificates
Due Period:	The calendar month preceding the calendar month in which the related Distribution Date occurs.
Principal Distribution Amount:

On any Distribution Date, the lesser of (i) aggregate outstanding certificate principal balance (other than the Class A-IO Certificates) and (ii) aggregate principal collections on the loans minus any excess OC amount plus (a) the Subordination Increase Amount and (b) with respect to the first five Distribution Dates to the extent of available excess interest, an amount equal to the amount of any realized losses that would otherwise be allocated to the Subordinate Certificates on such Distribution Date.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Senior Principal Distribution Amount:

Prior to the Stepdown Date or while a Trigger Event is in effect, the Senior Principal Distribution Amount will equal 100% of the Principal Distribution Amount.

On or after the Stepdown Date assuming the Trigger Event is not in effect, the Senior Principal Distribution Amount will equal the lesser of (i) the Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Senior Certificates (other than the Class A-IO Certificates) over the lesser of (a) approximately 61.0% times the outstanding collateral balance and (b) the outstanding collateral balance minus the OC Floor amount.

The remaining principal amount, if any, will be allocated to the Subordinate Certificates to maintain their respective Stepdown Percentages.

Group I Principal Distribution Amount:

On any Distribution Date, the Group I Certificates (other than the Group I A-IO component) will receive the greater of (i) the Fixed Allocation Percentage times the Senior Principal Distribution Amount; (ii) the Group I Parity Amount; and (iii) the difference between (a) the Senior Principal Distribution Amount and (b) the principal balance of the Class AV Certificates immediately prior to the applicable Distribution Date, such amount being the “Group I Principal Distribution Amount”.

The Fixed Allocation Percentage is a fraction equal to (i) the excess of (a) the fixed rate collateral balance at the beginning of the related Due Period over (b) the fixed rate collateral balance at the end of the related Due Period over (ii) the difference between (a) aggregate collateral balance at the beginning of the related Due Period and (b) the aggregate collateral balance at the end of the related Due Period

The Group I Parity Amount equals the greater of (i) zero, and (ii) the difference between (a) the principal balance of the Group I Certificates (other than the Group I A-IO component) immediately prior to the applicable Distribution Date and (b) the fixed rate collateral balance at the end of the related Due Period.

Class AF-6 Principal Distribution Amount:

On any Distribution Date, the Class AF-6 Principal Distribution Amount is equal to the Class AF-6 Lockout Percentage multiplied by the Class AF-6 pro-rata allocation of the Group I Principal Distribution Amount.

The Class AF-6 Lockout Percentage is equal to the following:

	Distribution Dates	Class AF-6 Lockout Percentage
	1–36	0%
	37–60	45%
	61–72	80%
	73–84	100%
	85 and thereafter	300%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Group II Principal Distribution Amount:

On any Distribution Date, the Group II Certificates (other than the Group II A-IO component) will receive the excess of (i) the Senior Principal Distribution Amount over (ii) the Group I Principal Distribution Amount.

Certificate Rate:

Each of the Class AF-1 through AF-6 Certificates will bear interest at a fixed rate, equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group I Net WAC Cap.  The Class AV Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR, plus the applicable margin (the “Formula Rate”) and (ii) the Group II Net WAC Cap.  Each class of Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) the applicable Formula Rate and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

As to any Distribution Date, other than the first Distribution Date, the Group I Certificates (other than the Group I A-IO component) will be subject to the Group I Net WAC Cap, which will be equal to the weighted average loan rate of the Group I home equity loans less (i) the servicing fee, (ii) the trustee fee and (iii) the product of (a) 5.00% per annum and (b) a fraction, the numerator of which is the Group I A-IO component notional amount for that period and the denominator of which is the Group I loan principal balance as of the beginning of that period.

Group II Net WAC Cap:

As to the first Distribution Date and the Class AV Certificates, the Group II Net WAC Cap is a per annum rate equal to a fraction, the numerator of which is the amount of all interest received on the Group II home equity loans for the related Due Period less the trustee fee, servicing fee and interest payable on the Group II A-IO component on such Distribution Date and the denominator of which is the certificate principal balance of such class immediately prior to such Distribution Date.  As to any Distribution Date (other than the first Distribution Date) and the Class AV Certificates, the Group II Net WAC Cap is equal to the product of (i) the weighted average loan rate of the Group II home equity loans less (a) the servicing fee, (b) the trustee fee and (c) the product of (x) 4.00% and (y) a fraction, the numerator of which is the Group II A-IO component notional amount for that period and the denominator of which is the Group II loan principal balance as of the beginning of that period and (ii) 30 divided by the number of days in the related accrual period.

Subordinate Net WAC Cap:

With respect to any Distribution Date, the Subordinate Net WAC Cap is a per annum rate equal to the weighted average of the Group I Net WAC Cap and the Group II Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date and adjusted to reflect an actual/360 day count convention.  The “Group Subordinate Amount” for each group and any Distribution Date is the excess of the aggregate collateral balance for such group for the immediately preceding Distribution Date over the aggregate certificate principal balance of the Senior Certificates of such group immediately prior to such Distribution Date.

Group I Net WAC Cap Carryover:

As to any Distribution Date, following the first Distribution Date, and the Group I Certificates (other than the Group I A-IO component), the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Group I Net WAC Cap, over the class monthly interest amount for the applicable Distribution Date, (b) any Group I Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the applicable certificate rate without regard to the Group I Net WAC Cap.

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

As Revised December 3, 2002.

Group II Net WAC Cap Carryover:

As to any Distribution Date of the Group II Certificates (other than the Group II A-IO component), the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the related Formula Rate.

Subordinate Net WAC Cap Carryover:

As to any Distribution Date of the Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Subordinate Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the related Formula Rate.

Class Principal Carryover Shortfall:

As to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal Carryover Shortfall to such class of Subordinate Certificates on prior Distribution Dates.

Class Interest Carryover Shortfall:

As to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the related class monthly interest amount for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

Subordination Increase Amount:

With respect to the first five Distribution Dates, zero, and as to each subsequent Distribution Date, the lesser of (i) the target overcollateralization amount minus the actual overcollateralization amount and (ii) excess interest that can be applied to repay the outstanding certificate principal balance.

OC Floor:	0.50% of the Cut-Off Date collateral balance
Stepdown Date:

The later to occur of (i) the earlier to occur of (a) the 37th Distribution Date and (b) the Distribution Date after which the certificate principal balances of the Senior Certificates have been reduced to zero and (ii) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is at least equal to [39.00]%.

OC Spread Holiday:

The overcollateralization amount will equal zero at closing through and including the fifth Distribution Date.  During the five month OC Spread Holiday, excess interest will be subordinated to cover realized losses, but otherwise will not be applied to repay the outstanding Certificate principal balance and will instead flow to the holder of the residual interest.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Delinquency Advances:

The Servicer will advance unpaid interest  to the trust out of its own funds or out of collections on the home equity loans that are not required to be distributed on the related Distribution Date, as long as it deems the amount to be recoverable.  The Servicer is entitled to be reimbursed by the trust for any delinquency advances from the related home equity loan and, if the delinquency advance becomes a non-recoverable advance, from collections on all the home equity loans prior to any distributions to holders of Certificates.

Servicing Advances:

The Servicer will pay all out of pocket costs related to its servicing obligations, including, but not limited to: (a) expenses in connection with a foreclosed home equity loan prior to the liquidation of that loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the loans, as long as it deems the costs to be recoverable.  The Servicer is entitled to be reimbursed by the trust for any servicing advances from the liquidation proceeds realized upon the liquidation of the related home equity loan prior to any distributions to holders of Certificates.

Compensating Interest:

The Servicer will be required to remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment up to the amount of the aggregate servicing fee for the related period and has rights to reimbursement from all home equity loans of both home equity loan groups to the extent funds are available after making other required distributions on the related Distribution Date.

Trigger Event:

Occurs if  (a) the three-month rolling average of all loans that are 60+ days delinquent exceeds [41]% of the Senior Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent;  or

(b) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the Cut-Off Date collateral balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date	Percentage
	January 25, 2006 to December 25, 2006:	[3.25]% for the first month, plus an additional 1/12th of 2.00% for each month thereafter.
	January 25, 2007 to December 25, 2007:	[5.25]% for the first month, plus an additional 1/12th of 1.50% for each month thereafter.
	January 25, 2008 to December 25, 2008:	[6.75]% for the first month, plus an additional 1/12th of 0.75% for each month thereafter.
	January 25, 2009 to December 25, 2009:	[7.50]% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.
	January 25, 2010 and thereafter:	[7.75]%

If the trigger event is violated, the required overcollateralization amount will not be allowed to step down and will be equal to the previous period’s required overcollateralization amount.

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

As Revised December 3, 2002.

Distributions:

A.

Funds received with respect to Home Equity Loan Group I will be applied as follows:

1.

To the Trustee, the Trustee Fee for the related Group and Distribution Date;

2.

To the Group I Certificates, pro rata, to pay accrued interest and any Class Interest Carryover Shortfalls for such Distribution Date;

3.

The remaining amounts pursuant to clause C. below.

B.

Funds  received with respect to Home Equity Loan Group II will be applied as follows:

1.

To the Trustee, the Trustee Fee for the related Group and Distribution Date;

2.

To the Group II Certificates, pro rata, to pay accrued interest and Class Interest Carryover Shortfalls for such Distribution Date;

3.

The remaining amounts pursuant to clause C. below.

C.

The remaining amounts not applied pursuant to A. or B. above will be applied as follows:

1.

Concurrently, to the Senior Certificates in both certificate groups, pro-rata, interest to the extent not paid pursuant to clauses A. and B. above on the applicable Distribution Date.

2.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, in that order, accrued interest for the applicable Distribution Date.

3.

To the Senior Certificates (other than the Class A-IO Certificates), the Senior Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

(i)

To the Group I Certificates, the Group I Principal Distribution Amount in the following order of priority:

(a)

to the Class AF-6 Certificates, an amount equal to the Class AF-6 Principal Distribution Amount; and

(b)

sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, and Class AF-6 Certificates, in that order, until the respective class principal balances of such Certificates have been reduced to zero.

(ii)

To the Class AV Certificates, the Group II Principal Distribution Amount until the principal balance of such Certificates has been reduced to zero.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Distributions (continued):

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

6.

To the Class B Certificates, the Class B Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

7.

To the offered Certificates (other than the Class A-IO Certificates), the Subordination Increase Amount as principal for the applicable Distribution Date, allocated in the manner and order of priority set forth in clauses 3, 4, 5, and  6 of clause C, above.

8.

To the Class M-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

9.

To the Class M-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

10.

To the Class B Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

11.To the Supplemental Interest Reserve Fund for subsequent distribution in accordance with priorities 12 and 13.

12.

Concurrently, (i) to the Group I Certificates (other than the Group I A-IO component), pro-rata, a payment to the extent of any unpaid Group I Net WAC Cap Carryover from the Supplemental Interest Reserve Fund with respect to Group I and (ii) to the Class AV Certificates, the related Group II Net WAC Cap Carryover from the Supplemental Interest Reserve Fund with respect to Group II.

13. Sequentially to the Class M-1, Class M-2 and Class B Certificates, in that order, the related Subordinate Net WAC Cap Carryover from the Supplemental Interest Reserve Fund.

14.To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to clauses A.1 and B.1 above.

15. To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed compensating interest.

16.

To the holder of the residual interest, any remaining amount.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Class M-1 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding balance of the Class M-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 76.0% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior or Class M-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior and Class M-1 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class M-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 88.0% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class B Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior, Class M-1 or Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1 and Class M-2  Certificates after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class B Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 95.0% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

As Revised December 3, 2002.

Class A-IO Notional Amount:

The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 5.00% per annum on the Group I A-IO scheduled notional amount and at a rate of 4.00% per annum on the Group II A-IO scheduled notional amount.  The “Notional Amount” of the Class A-IO Certificates shall equal the sum of its two Component Notional Balances. The Group I A-IO Component Notional Balance and the Group II A-IO Component Notional Balance will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group and (ii) the following schedule:

	Period	Group I A-IOComponentNotional Balance	Group II A-IOComponentNotional Balance
	1	82,656,000	106,380,000
	2	82,656,000	106,380,000
	3	66,000,000	84,000,000
	4	66,000,000	84,000,000
	5	66,000,000	84,000,000
	6	54,000,000	60,600,000
	7	54,000,000	60,600,000
	8	54,000,000	60,600,000
	9	48,000,000	54,300,000
	10	48,000,000	54,300,000
	11	48,000,000	54,300,000
	12	48,000,000	54,300,000
	13	48,000,000	54,300,000
	14	48,000,000	54,300,000
	15	48,000,000	54,300,000
	16	48,000,000	52,312,500
	17	42,000,000	52,312,500
	18	40,800,000	52,312,500
	19	40,200,000	52,312,500
	20	40,200,000	51,330,000
	21	40,200,000	51,330,000
	22	38,400,000	49,740,000
	23	38,400,000	49,740,000
	24	38,400,000	49,740,000
	25	24,864,000	32,046,000
	26	24,864,000	32,046,000
	27	24,864,000	32,046,000
	28	24,864,000	32,046,000
	29	24,864,000	32,046,000
	30	24,864,000	32,046,000
	31	24,864,000	32,046,000
	32	24,864,000	32,046,000
	33	24,424,000	32,046,000
	34	22,828,000	32,046,000
	35	21,334,000	32,046,000
	36 and thereafter	0	0

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Group II Net WAC Cap

Period	Net WAC Cap (%)(1)	Net WAC Cap (%)(2)	Period	Net WAC Cap (%)(1)	Net WAC Cap (%)(2)
1	NA	NA	33	8.300	9.900
2	7.202	7.202	34	8.554	10.208
3	8.200	8.200	35	8.262	9.900
4	7.381	7.381	36	9.672	12.536
5	7.601	7.601	37	9.360	12.132
6	7.708	7.708	38	9.360	12.132
7	7.945	7.945	39	10.363	13.432
8	7.668	7.668	40	9.360	12.132
9	7.726	7.726	41	9.672	12.567
10	7.964	7.964	42	9.360	13.100
11	7.687	7.687	43	9.672	13.537
12	7.987	8.037	44	9.360	13.100
13	7.709	7.757	45	9.360	13.100
14	7.688	7.736	46	9.672	13.537
15	8.194	8.246	47	9.360	13.130
16	7.673	7.721	48	9.672	14.422
17	7.905	7.955	49	9.360	13.957
18	7.627	7.787	50	9.360	13.957
19	7.857	8.022	51	10.363	15.452
20	7.596	7.755	52	9.360	13.957
21	7.571	7.730	53	9.672	14.448
22	7.827	7.991	54	9.360	14.780
23	7.569	7.755	55	9.672	15.272
24	8.409	9.321	56	9.360	14.780
25	8.456	9.339	57	9.360	14.780
26	8.439	9.321	58	9.672	15.272
27	9.323	10.300	59	9.360	14.786
28	8.402	9.284	60	9.673	15.531
29	8.662	9.597	61	9.361	15.030
30	8.363	9.962	62	9.361	15.030
31	8.620	10.273	63	10.006	16.066
32	8.321	9.921	64	9.361	15.030

(1)

Assumes 1 month LIBOR is instantaneously increased to 20.00% and ran at pricing prepayment speed.

(2)

Assumes all indices are instantaneously increased to 20.00% and ran at pricing prepayment speed.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Subordinate Net WAC Cap

Period	Net WAC Cap (%)(1)	Net WAC Cap (%)(2)	Period	Net WAC Cap (%)(1)	Net WAC Cap (%)(2)
1	NA	NA	33	8.274	9.807
2	7.202	7.202	34	8.529	10.112
3	8.200	8.200	35	8.240	9.808
4	7.381	7.381	36	9.644	12.385
5	7.601	7.601	37	9.333	11.985
6	7.708	7.708	38	9.345	12.049
7	7.944	7.944	39	10.360	13.416
8	7.668	7.668	40	9.372	12.193
9	7.725	7.725	41	9.701	12.718
10	7.962	7.962	42	9.405	13.404
11	7.685	7.685	43	9.739	13.986
12	7.984	8.033	44	9.419	13.496
13	7.705	7.753	45	9.410	13.440
14	7.683	7.730	46	9.715	13.829
15	8.189	8.239	47	9.393	13.356
16	7.667	7.714	48	9.697	14.625
17	7.902	7.950	49	9.375	14.081
18	7.624	7.780	50	9.366	14.007
19	7.854	8.014	51	10.363	15.452
20	7.592	7.747	52	9.360	13.957
21	7.567	7.722	53	9.672	14.448
22	7.823	7.983	54	9.360	14.780
23	7.564	7.745	55	9.672	15.272
24	8.386	9.270	56	9.360	14.780
25	8.437	9.292	57	9.360	14.780
26	8.418	9.272	58	9.672	15.272
27	9.299	10.243	59	9.360	14.786
28	8.379	9.231	60	9.673	15.531
29	8.638	9.539	61	9.361	15.030
30	8.338	9.877	62	9.361	15.030
31	8.594	10.182	63	10.006	16.066
32	8.295	9.830	64	9.361	15.030

(1)

Assumes 1 month LIBOR is instantaneously increased to 20.00% and ran at pricing prepayment speed.

(2)

Assumes all indices are instantaneously increased to 20.00% and ran at pricing prepayment speed.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Sensitivity Analysis – To Maturity

Group I % of PPC	50%	75%	100%	115%	150%	200%	250%
Group II CPR	12%	18%	24%	28%	36%	50%	60%

Class AF-1
Avg. Life (yrs)	1.78	1.33	1.10	1.00	0.85	0.72	0.63
Mod. Dur. (yrs)	1.72	1.29	1.07	0.98	0.83	0.70	0.62
Window (mo)	42	30	23	21	17	13	12
Expected Final Mat.	Jun06	Jun05	Nov04	Sep04	May04	Jan04	Dec03
Yield at 99.997320%	2.36893	2.33848	2.31214	2.29800	2.26847	2.23373	2.20216

Class AF-2
Avg. Life (yrs)	4.13	2.88	2.25	2.00	1.60	1.27	1.09
Mod. Dur. (yrs)	3.83	2.72	2.15	1.92	1.54	1.23	1.06
Window (mo)	16	10	8	7	5	4	3
Expected Final Mat.	Sep07	Mar06	Jun05	Mar05	Sep04	Apr04	Feb04
Yield at 99.989816%	3.02897	3.00848	2.98943	2.97844	2.95396	2.92226	2.89660

Class AF-3
Avg. Life (yrs)	6.72	4.49	3.39	3.00	2.23	1.69	1.38
Mod. Dur. (yrs)	5.84	4.07	3.13	2.79	2.11	1.62	1.33
Window (mo)	55	32	23	21	12	8	5
Expected Final Mat.	Mar12	Oct08	Apr07	Nov06	Aug05	Nov04	Jun04
Yield at 99.975399%	3.67056	3.65412	3.63788	3.62934	3.60377	3.57204	3.54187

Class AF-4
Avg. Life (yrs)	12.89	8.90	6.59	5.62	4.19	2.20	1.72
Mod. Dur. (yrs)	9.53	7.14	5.55	4.84	3.72	2.06	1.63
Window (mo)	76	67	55	46	39	8	6
Expected Final Mat.	Jun18	Apr14	Oct11	Aug10	Oct08	Jun05	Nov04
Yield at 99.966888%	4.62863	4.63304	4.62463	4.61618	4.61519	4.49175	4.45685

Class AF-5
Avg. Life (yrs)	15.77	11.54	9.01	7.87	6.04	2.54	1.95
Mod. Dur. (yrs)	10.64	8.55	7.08	6.35	5.09	2.33	1.82
Window (mo)	7	5	5	5	6	1	2
Expected Final Mat.	Dec18	Aug14	Feb12	Dec10	Mar09	Jun05	Dec04
Yield at 99.970491%	5.17721	5.19936	5.21049	5.21552	5.21514	4.99169	4.95470

Class AF-6 (NAS)
Avg. Life (yrs)	8.32	7.25	6.44	6.06	5.51	2.70	2.10
Mod. Dur. (yrs)	6.71	6.01	5.45	5.18	4.78	2.49	1.96
Window (mo)	154	102	70	52	25	5	3
Expected Final Mat.	Oct18	Jun14	Dec11	Oct10	Mar09	Oct05	Feb05
Yield at 99.955947%	4.56482	4.56034	4.55591	4.55339	4.54917	4.49926	4.47137

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Sensitivity Analysis – To Maturity (continued)

Group I % of PPC	50%	75%	100%	115%	150%	200%	250%
Group II CPR	12%	18%	24%	28%	36%	50%	60%

Class AV
Avg. Life (yrs)	4.37	2.93	2.17	1.78	1.16	0.79	0.63
Mod. Dur. (yrs)	4.09	2.81	2.10	1.74	1.15	0.78	0.62
Window (mo)	192	140	110	96	33	22	17
Expected Final Mat.	Dec18	Aug14	Feb12	Dec10	Sep05	Oct04	May04
Yield at 100.00000%	1.82688	1.82687	1.82686	1.82685	1.82683	1.82680	1.82678

Class M-1
Avg. Life (yrs)	11.59	8.24	6.31	5.57	4.88	3.68	3.80
Mod. Dur. (yrs)	9.95	7.37	5.79	5.17	4.60	3.53	3.63
Window (mo)	141	109	84	68	42	18	36
Expected Final Mat.	Feb20	Sep15	Jan13	Oct11	Dec09	Mar07	Jan08
Yield at 100.00000%	2.44228	2.44228	2.44227	2.44227	2.44227	2.44226	2.44226

Class M-2
Avg. Life (yrs)	12.01	8.62	6.62	5.80	4.81	4.85	3.16
Mod. Dur. (yrs)	9.56	7.26	5.78	5.15	4.37	4.45	2.98
Window (mo)	153	122	97	80	55	31	38
Expected Final Mat.	Feb21	Oct16	Jan14	Sep12	Sep10	Oct08	Jul08
Yield at 100.00000%	3.45450	3.45449	3.45448	3.45448	3.45447	3.45447	3.45444

Class B
Avg. Life (yrs)	12.33	8.94	6.89	6.04	4.91	3.93	2.76
Mod. Dur. (yrs)	8.82	6.90	5.59	5.03	4.23	3.51	2.55
Window (mo)	162	130	105	89	63	41	41
Expected Final Mat.	Nov21	Jun17	Sep14	May13	Apr11	Apr09	Aug08
Yield at 100.00000%	4.92967	4.92965	4.92963	4.92962	4.92960	4.92958	4.92952

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Sensitivity Analysis – To 20% Optional Termination

Group I % of PPC	50%	75%	100%	115%	150%	200%	250%
Group II CPR	12%	18%	24%	28%	36%	50%	60%

Class AF-4
Avg. Life (yrs)	11.73	7.87	5.82	5.00	3.60	2.20	1.72
Mod. Dur. (yrs)	8.90	6.48	5.01	4.38	3.25	2.06	1.63
Window (mo)	36	31	24	18	17	8	6
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Jun05	Nov04
Yield at 99.966888%	4.59337	4.58194	4.56964	4.56187	4.54029	4.49175	4.45685

Class AF-5
Avg. Life (yrs)	12.20	8.37	6.29	5.37	4.04	2.54	1.95
Mod. Dur. (yrs)	8.92	6.68	5.27	4.61	3.58	2.33	1.82
Window (mo)	1	1	1	1	1	1	2
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Jun05	Dec04
Yield at 99.970491%	5.08931	5.07775	5.06543	5.05695	5.03768	4.99169	4.95470

Class AF-6 (NAS)
Avg. Life (yrs)	8.24	7.01	5.80	5.13	4.04	2.70	2.10
Mod. Dur. (yrs)	6.66	5.85	4.99	4.49	3.62	2.49	1.96
Window (mo)	110	64	37	22	1	5	3
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Oct05	Feb05
Yield at 99.955947%	4.56454	4.55916	4.55149	4.54567	4.53179	4.49926	4.47137

Class AV
Avg. Life (yrs)	4.21	2.81	2.07	1.70	1.16	0.79	0.63
Mod. Dur. (yrs)	3.96	2.70	2.02	1.67	1.15	0.78	0.62
Window (mo)	146	100	75	64	33	22	17
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Sep05	Oct04	May04
Yield at 100.00000%	1.82687	1.82687	1.82686	1.82685	1.82683	1.82680	1.82678

Class M-1
Avg. Life (yrs)	9.93	6.79	5.11	4.50	3.97	2.94	2.88
Mod. Dur. (yrs)	8.79	6.25	4.80	4.26	3.79	2.85	2.79
Window (mo)	81	56	38	26	6	2	10
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Nov05	Nov05
Yield at 100.00000%	2.44228	2.44228	2.44227	2.44227	2.44226	2.44225	2.44225

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Sensitivity Analysis – To 20% Optional Termination (continued)

Group I % of PPC	50%	75%	100%	115%	150%	200%	250%
Group II CPR	12%	18%	24%	28%	36%	50%	60%

Class M-2
Avg. Life (yrs)	9.93	6.79	5.10	4.45	3.73	2.95	2.84
Mod. Dur. (yrs)	8.32	6.01	4.65	4.10	3.49	2.80	2.70
Window (mo)	81	56	39	27	10	1	6
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Nov05	Nov05
Yield at 100.00000%	3.45450	3.45448	3.45447	3.45446	3.45445	3.45443	3.45443

Class B
Avg. Life (yrs)	9.93	6.79	5.10	4.43	3.62	2.95	2.58
Mod. Dur. (yrs)	7.70	5.68	4.44	3.93	3.28	2.73	2.41
Window (mo)	81	56	39	28	11	1	8
Expected Final Mat.	Feb15	Apr11	Mar09	Apr08	Dec06	Nov05	Nov05
Yield at 100.00000%	4.92966	4.92964	4.92961	4.92959	4.92957	4.92953	4.92951

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Group I Collateral Summary

Summary Statistics

Collateral statistics for the fixed rate home equity loans are as of the Statistical Calculation Date

	Collateral Summary		Ranges (if applicable)
Total Number of Loans	3,410
Total Outstanding Loan Balance	$211,589,579.04
Average Loan Principal Balance	$62,049.73		$1,969.95 to 599,671.58
WA Coupon	9.512%		5.750% to 18.990%
WA Original Term (months)	297		60 to 360 Months
WA Remaining Term (months)	296		17 to 360 Months
WA Original Combined LTV	75.42%		4.55% to 100.00%
WA Second Mortgage Ratio (for 2nd liens only)	26.33%		4.54% to 99.73%
WA FICO	603		400 to 800
Lien Position (first/second)	85.13% / 14.87%
Level Pay / Balloons	95.55% / 4.45%
Property Type
2/4 Family	0.44%
Condominium	1.83%
Manufactured Housing	0.80%
PUD	5.58%
Single Family	90.41%
Townhouse	0.82%
Other	0.14%
Occupancy Status
Primary Home	98.34%
Second Home	0.28%
Investments	1.38%
Geographic Distribution
other states account individually for less than 4.5% of pool balance	TX -	21.65%
	CA -	9.11%
	FL -	5.34%
	GA -	5.22%
	PA -	4.50%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Loan Balances of Group I Home Equity Loans

Range of Loan Balances			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0.01	-	5,000.00	5	$17,712.14	0.01%
5,000.01	-	10,000.00	16	139,441.61	0.07
10,000.01	-	15,000.00	126	1,674,766.24	0.79
15,000.01	-	20,000.00	214	3,891,547.12	1.84
20,000.01	-	25,000.00	289	6,727,634.90	3.18
25,000.01	-	30,000.00	293	8,236,503.11	3.89
30,000.01	-	35,000.00	261	8,557,805.28	4.04
35,000.01	-	40,000.00	236	8,948,388.46	4.23
40,000.01	-	45,000.00	193	8,290,250.97	3.92
45,000.01	-	50,000.00	207	9,957,035.45	4.71
50,000.01	-	55,000.00	166	8,755,040.86	4.14
55,000.01	-	60,000.00	145	8,377,960.27	3.96
60,000.01	-	65,000.00	125	7,864,781.44	3.72
65,000.01	-	70,000.00	130	8,824,457.10	4.17
70,000.01	-	75,000.00	104	7,567,203.60	3.58
75,000.01	-	80,000.00	96	7,468,425.80	3.53
80,000.01	-	85,000.00	76	6,272,017.88	2.96
85,000.01	-	90,000.00	76	6,673,070.36	3.15
90,000.01	-	95,000.00	55	5,095,275.80	2.41
95,000.01	-	100,000.00	75	7,331,310.89	3.46
100,000.01	-	105,000.00	58	5,938,204.63	2.81
105,000.01	-	110,000.00	42	4,521,277.62	2.14
110,000.01	-	115,000.00	33	3,696,868.66	1.75
115,000.01	-	120,000.00	40	4,701,158.08	2.22
120,000.01	-	125,000.00	33	4,050,714.69	1.91
125,000.01	-	130,000.00	34	4,341,944.80	2.05
130,000.01	-	135,000.00	26	3,449,785.06	1.63
135,000.01	-	140,000.00	26	3,584,894.48	1.69
140,000.01	-	145,000.00	20	2,856,109.59	1.35
145,000.01	-	150,000.00	25	3,685,608.40	1.74
150,000.01	-	200,000.00	104	17,838,567.54	8.43
200,000.01	-	250,000.00	42	9,403,520.69	4.44
250,000.01	-	300,000.00	22	6,001,851.82	2.84
300,000.01	-	350,000.00	8	2,641,399.32	1.25
350,000.01	-	400,000.00	3	1,164,735.37	0.55
400,000.01	-	450,000.00	2	883,441.39	0.42
450,000.01	-	500,000.00	1	462,601.37	0.22
500,000.01	-	550,000.00	2	1,096,594.67	0.52
550,000.01	-	600,000.00	1	599,671.58	0.28
Total:			3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Current Coupon Rates of Group I Home Equity Loans

Range of Current Coupon Rates (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.501	-	6.000	8	$1,498,026.67	0.71%
6.001	-	6.500	43	5,202,470.30	2.46
6.501	-	7.000	166	18,994,483.50	8.98
7.001	-	7.500	158	15,420,569.95	7.29
7.501	-	8.000	262	23,372,496.29	11.05
8.001	-	8.500	188	16,273,757.10	7.69
8.501	-	9.000	316	24,979,990.69	11.81
9.001	-	9.500	200	12,690,626.89	6.00
9.501	-	10.000	319	19,638,723.51	9.28
10.001	-	10.500	224	11,978,519.77	5.66
10.501	-	11.000	283	12,009,360.50	5.68
11.001	-	11.500	196	9,178,043.32	4.34
11.501	-	12.000	294	12,101,735.14	5.72
12.001	-	12.500	168	6,493,572.45	3.07
12.501	-	13.000	214	9,081,683.03	4.29
13.001	-	13.500	134	4,480,077.85	2.12
13.501	-	14.000	140	4,816,949.73	2.28
14.001	-	14.500	69	2,396,329.47	1.13
14.501	-	15.000	24	902,084.76	0.43
15.001	-	15.500	2	72,151.62	0.03
15.501	-	16.000	1	4,328.83	0.00
18.501	-	19.000	1	3,597.67	0.00
Total:			3,410	$211,589,579.04	100.00%

Lien Positions of Group I Home Equity Loans

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
1st Lien	2,436	$180,125,792.41	85.13%
2nd Lien	974	31,463,786.63	14.87
Total:	3,410	$211,589,579.04	100.00%

Original Term to Maturity of Group I Home Equity Loans

Original Term to Maturity			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	60	23	$560,335.93	0.26%
61	-	120	242	8,338,808.50	3.94
121	-	180	867	42,271,924.28	19.98
181	-	240	636	28,259,240.82	13.36
241	-	300	32	1,966,143.85	0.93
301	-	360	1,610	130,193,125.66	61.53
Total:			3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Remaining Terms to Maturity of Group I Home Equity Loans

Remaining Term to Maturity (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	60	23	$560,335.93	0.26%
61	-	120	247	8,451,418.76	3.99
121	-	180	867	42,278,308.37	19.98
181	-	240	634	28,294,466.62	13.37
241	-	300	29	1,811,923.70	0.86
301	-	360	1,610	130,193,125.66	61.53
Total:			3,410	$211,589,579.04	100.00%

Seasoning of Group I Home Equity Loans

Seasoning (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	0	977	$62,622,490.62	29.60%
1	-	12	2,427	148,873,236.88	70.36
13	-	24	1	48,681.98	0.02
25	-	36	2	35,963.05	0.02
37	-	48	3	9,206.51	0.00
Total:			3,410	$211,589,579.04	100.00%

Original Combined Loan-to-Value Ratios of Group I Home Equity Loans

Range of Original Combined Loan-to-Value Ratios (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.55	-	10.00	2	$55,800.81	0.03%
10.01	-	15.00	7	144,022.26	0.07
15.01	-	20.00	16	460,857.39	0.22
20.01	-	25.00	24	1,019,775.46	0.48
25.01	-	30.00	28	1,099,729.98	0.52
30.01	-	35.00	49	1,592,301.16	0.75
35.01	-	40.00	57	2,309,146.70	1.09
40.01	-	45.00	66	2,772,675.62	1.31
45.01	-	50.00	82	3,863,260.00	1.83
50.01	-	55.00	102	5,134,956.12	2.43
55.01	-	60.00	164	9,560,364.07	4.52
60.01	-	65.00	205	12,773,012.45	6.04
65.01	-	70.00	293	17,300,541.89	8.18
70.01	-	75.00	341	22,709,376.68	10.73
75.01	-	80.00	834	56,642,126.64	26.77
80.01	-	85.00	458	30,339,919.20	14.34
85.01	-	90.00	482	36,271,527.32	17.14
90.01	-	95.00	48	3,562,164.56	1.68
95.01	-	100.00	152	3,978,020.73	1.88
Total:			3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Occupancy Status of Group I Home Equity Loans

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	3,332	$208,069,963.06	98.34%
Investment	63	2,923,680.59	1.38
Second Home	15	595,935.39	0.28
Total:	3,410	$211,589,579.04	100.00%

Types of Mortgaged Properties of Group I Home Equity Loans

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,089	$191,289,525.86	90.41%
PUD	166	11,800,594.65	5.58
Condominium	63	3,865,634.04	1.83
Townhome	38	1,730,622.72	0.82
Manufactured Housing	29	1,686,162.15	0.80
2/4 Family	19	925,926.70	0.44
Other	6	291,112.92	0.14
Total:	3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Geographical Distribution of Mortgaged Properties of Group I Home Equity Loans

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	69	$4,217,566.86	1.99%
Arkansas	46	2,141,802.66	1.01
California	206	19,269,349.94	9.11
Colorado	61	4,575,462.52	2.16
Connecticut	27	1,834,162.98	0.87
Delaware	15	839,740.26	0.40
Florida	170	11,292,159.35	5.34
Georgia	136	11,035,328.33	5.22
Idaho	11	468,337.98	0.22
Illinois	22	1,286,104.44	0.61
Indiana	54	3,436,626.13	1.62
Iowa	19	1,039,402.58	0.49
Kansas	51	2,012,094.41	0.95
Kentucky	37	2,546,783.46	1.20
Louisiana	166	8,631,904.75	4.08
Maine	19	1,232,959.35	0.58
Maryland	21	1,266,481.58	0.60
Massachusetts	72	5,635,130.27	2.66
Michigan	85	4,783,110.31	2.26
Minnesota	16	1,084,369.36	0.51
Mississippi	82	4,532,201.33	2.14
Missouri	86	4,373,776.38	2.07
Montana	6	484,776.31	0.23
Nebraska	21	996,269.62	0.47
Nevada	11	554,932.89	0.26
New Hampshire	16	967,686.73	0.46
New Jersey	118	6,762,779.91	3.20
New Mexico	27	1,476,662.66	0.70
New York	117	8,212,941.59	3.88
North Carolina	129	7,410,540.87	3.50
Ohio	100	6,715,518.64	3.17
Oklahoma	55	2,270,902.21	1.07
Oregon	15	1,249,709.10	0.59
Pennsylvania	157	9,527,851.61	4.50
Rhode Island	14	880,360.64	0.42
South Carolina	28	1,766,174.25	0.83
South Dakota	4	241,799.86	0.11
Tennessee	116	7,650,111.47	3.62
Texas	823	45,819,227.09	21.65
Utah	3	183,875.32	0.09
Virginia	60	3,447,796.25	1.63
Washington	57	4,103,277.43	1.94
West Virginia	18	827,427.14	0.39
Wisconsin	35	1,917,176.02	0.91
Wyoming	9	586,926.20	0.28
Total:	3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Documentation Types of Group I Home Equity Loans

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,089	$186,720,454.71	88.25%
Stated Documentation	221	15,641,409.29	7.39
Limited Documentation	100	9,227,715.04	4.36
Total:	3,410	$211,589,579.04	100.00%

Credit Grades of Group I Home Equity Loans

Credit Grades	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	340	$29,974,251.32	14.17%
A-1	1,359	95,072,670.74	44.93
A-2	845	45,472,072.52	21.49
B	406	18,605,895.65	8.79
C-1	286	12,310,357.00	5.82
C-2	92	4,893,993.68	2.31
D	82	5,260,338.13	2.49
Total:	3,410	$211,589,579.04	100.00%

Prepayment Penalty Terms of Group I Home Equity Loans

Prepayment Penalty Term (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	1,657	$82,528,683.75	39.00%
6	15	475,198.34	0.22
12	88	7,110,906.43	3.36
24	41	4,984,913.37	2.36
30	16	379,498.25	0.18
36	300	24,455,209.10	11.56
42	2	99,766.67	0.05
48	2	289,061.56	0.14
60	1,289	91,266,341.57	43.13
Total:	3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Second Mortgage Ratios of Group I Home Equity Loans(1)

Range of Second Mortgage Ratios (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0.01	-	10.00	100	$1,814,837.27	5.77%
10.01	-	15.00	174	4,025,904.77	12.80
15.01	-	20.00	268	7,667,109.17	24.37
20.01	-	25.00	140	4,375,388.87	13.91
25.01	-	30.00	113	4,301,828.80	13.67
30.01	-	35.00	54	2,545,975.06	8.09
35.01	-	40.00	58	2,715,234.93	8.63
40.01	-	45.00	23	1,037,031.50	3.30
45.01	-	50.00	18	1,055,570.38	3.35
50.01	-	55.00	11	635,337.30	2.02
55.01	-	60.00	5	396,353.45	1.26
60.01	-	65.00	3	328,194.17	1.04
65.01	-	70.00	2	67,704.86	0.22
70.01	-	75.00	2	100,586.98	0.32
80.01	-	85.00	2	54,729.12	0.17
95.01	-	100.00	1	342,000.00	1.09
Total:			974	$31,463,786.63	100.00%

(1)

Applies only to the home equity loans in the second lien position.  The Second Mortgage Ratios show above are equal to, with respect to each home equity loan in the second lien position, the original principal balance of the home equity loan at the date of origination divided by the sum of (a) the original principal balance of the home equity loan at the date of origination and (b) the remaining principal balance of the senior lien on the related Mortgaged Property at the date of origination of the home equity loan.

Amortization Type of Group I Home Equity Loans

Amortization Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Balloon	126	$9,418,385.86	4.45%
Level Pay	3,284	202,171,193.18	95.55
Total:	3,410	$211,589,579.04	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Original Credit Score Distribution of Group I Home Equity Loans

Original Credit Score			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available(1)			17	$563,575.52	0.27%
376	-	400	2	49,967.73	0.02
401	-	425	1	39,232.11	0.02
426	-	450	10	333,594.16	0.16
451	-	475	34	1,506,160.60	0.71
476	-	500	102	5,347,952.69	2.53
501	-	525	267	12,494,533.74	5.91
526	-	550	491	27,462,363.73	12.98
551	-	575	456	26,550,447.23	12.55
576	-	600	502	30,950,100.63	14.63
601	-	625	474	28,684,996.41	13.56
626	-	650	460	33,074,519.70	15.63
651	-	675	292	21,166,676.90	10.00
676	-	700	140	11,417,808.46	5.40
701	-	725	73	5,177,661.14	2.45
726	-	750	45	3,639,451.52	1.72
751	-	775	26	2,029,655.92	0.96
776	-	800	18	1,100,880.85	0.52
Total:			3,410	$211,589,579.04	100.00%

(1)

Home equity loans indicated as having a credit score that is “not available” consist of home equity loans where no credit score can be obtained for the related borrower.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Group II Collateral Summary

Summary Statistics

Collateral statistics for the adjustable rate home equity loans are as of the Statistical Calculation Date

	Collateral Summary		Ranges (if applicable)
Total Number of Loans	3,748
Total Outstanding Loan Balance	$388,421,653.89
Average Loan Principal Balance	$103,634.38		$11,200.00 to $768,649.35
WA Coupon	9.073%		4.850% to 14.700%
ARM Characteristics
Margin	8.710%		4.650% to 14.250%
First Periodic Cap	2.143%		1.000% to 4.000%
Subsequent Periodic Cap	1.000%
Lifetime Cap	16.055%		11.850% to 21.700%
WA Original Term (months)	358		90 to 360 Months
WA Remaining Term (months)	357		90 to 360 Months
WA Original LTV	80.90%		7.58% to 100.00%
WA FICO	574		419 to 800
Loan Type
2/28 ARM	62.49%
6 Month ARM	11.47%
3/27 ARM	26.04%
Property Type
2/4 Family	0.41%
Condominium	2.91%
Manufactured Housing	0.81%
PUD	6.20%
Single Family	88.85%
Townhouse	0.69%
Other	0.13%
Occupancy Status
Primary Home	98.38%
Second Home	0.42%
Investments	1.19%
Geographic Distribution
other states account individually for less than 4.5% of pool balance	CA -	13.46%
	TX -	8.71%
	OH -	6.03%
	FL -	5.60%
	GA -	5.38%
	NC -	4.78%

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

As Revised December 3, 2002.

Loan Balances of Group II Home Equity Loans

Range of Loan Balances			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
10,000.01	-	15,000.00	6	$80,342.42	0.02%
15,000.01	-	20,000.00	18	330,274.55	0.09
20,000.01	-	25,000.00	47	1,100,693.39	0.28
25,000.01	-	30,000.00	64	1,806,391.35	0.47
30,000.01	-	35,000.00	99	3,261,232.63	0.84
35,000.01	-	40,000.00	130	4,922,015.26	1.27
40,000.01	-	45,000.00	126	5,403,583.82	1.39
45,000.01	-	50,000.00	171	8,198,046.70	2.11
50,000.01	-	55,000.00	148	7,790,295.54	2.01
55,000.01	-	60,000.00	170	9,834,750.12	2.53
60,000.01	-	65,000.00	180	11,363,647.56	2.93
65,000.01	-	70,000.00	199	13,450,215.74	3.46
70,000.01	-	75,000.00	161	11,658,637.03	3.00
75,000.01	-	80,000.00	181	14,033,391.45	3.61
80,000.01	-	85,000.00	148	12,237,956.07	3.15
85,000.01	-	90,000.00	129	11,327,969.61	2.92
90,000.01	-	95,000.00	114	10,555,695.23	2.72
95,000.01	-	100,000.00	133	12,979,825.04	3.34
100,000.01	-	105,000.00	118	12,135,876.58	3.12
105,000.01	-	110,000.00	98	10,540,338.95	2.71
110,000.01	-	115,000.00	88	9,891,771.55	2.55
115,000.01	-	120,000.00	124	14,571,972.91	3.75
120,000.01	-	125,000.00	83	10,173,381.28	2.62
125,000.01	-	130,000.00	85	10,848,344.68	2.79
130,000.01	-	135,000.00	65	8,605,478.04	2.22
135,000.01	-	140,000.00	80	11,024,923.87	2.84
140,000.01	-	145,000.00	58	8,272,765.99	2.13
145,000.01	-	150,000.00	60	8,860,748.84	2.28
150,000.01	-	200,000.00	365	62,570,669.96	16.11
200,000.01	-	250,000.00	160	35,562,299.79	9.16
250,000.01	-	300,000.00	80	21,951,309.09	5.65
300,000.01	-	350,000.00	35	11,432,926.09	2.94
350,000.01	-	400,000.00	9	3,295,467.45	0.85
400,000.01	-	450,000.00	6	2,563,217.83	0.66
450,000.01	-	500,000.00	4	1,901,823.26	0.49
550,000.01	-	600,000.00	3	1,723,000.00	0.44
650,000.01	-	700,000.00	1	671,724.87	0.17
700,000.01	-	750,000.00	1	720,000.00	0.19
750,000.01	-	800,000.00	1	768,649.35	0.20
Total:			3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Current Coupon Rates of Group II Home Equity Loans

Range of Current Coupon Rates (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.501	-	5.000	3	$320,209.74	0.08%
5.001	-	5.500	1	337,012.02	0.09
5.501	-	6.000	17	2,012,303.82	0.52
6.001	-	6.500	58	7,387,766.36	1.90
6.501	-	7.000	152	19,611,969.00	5.05
7.001	-	7.500	215	30,052,866.19	7.74
7.501	-	8.000	389	51,774,593.70	13.33
8.001	-	8.500	338	38,329,435.09	9.87
8.501	-	9.000	535	60,513,026.40	15.58
9.001	-	9.500	383	41,535,132.61	10.69
9.501	-	10.000	529	51,822,324.22	13.34
10.001	-	10.500	301	27,313,464.71	7.03
10.501	-	11.000	321	24,541,779.40	6.32
11.001	-	11.500	153	10,804,827.27	2.78
11.501	-	12.000	160	11,049,653.35	2.84
12.001	-	12.500	81	5,140,182.74	1.32
12.501	-	13.000	71	4,150,823.60	1.07
13.001	-	13.500	22	962,219.86	0.25
13.501	-	14.000	14	499,202.49	0.13
14.001	-	14.500	4	222,367.59	0.06
14.501	-	15.000	1	40,493.73	0.01
Total:			3,748	$388,421,653.89	100.00%

Original Term to Maturity of Group II Home Equity Loans

Original Term to Maturity (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
61	-	120	10	$439,692.22	0.11%
121	-	180	39	2,133,298.86	0.55
181	-	240	23	1,590,574.44	0.41
241	-	300	4	253,434.58	0.07
301	-	360	3,672	384,004,653.79	98.86
Total:			3,748	$388,421,653.89	100.00%

Remaining Terms to Maturity of Group II Home Equity Loans

Remaining Term to Maturity (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
61	-	120	10	$439,692.22	0.11%
121	-	180	39	2,133,298.86	0.55
181	-	240	23	1,590,574.44	0.41
241	-	300	4	253,434.58	0.07
301	-	360	3,672	384,004,653.79	98.86
Total:			3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

As Revised December 3, 2002.

Seasoning of Group II Home Equity Loans

Seasoning (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	0	995	$106,873,672.90	27.51%
1	-	12	2,753	281,547,980.99	72.49
Total:			3,748	$388,421,653.89	100.00%

Amortization Type of Group II Home Equity Loans

Amortization Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2/28 ARM	2,373	$242,728,535.35	62.49%
3/27 ARM	881	101,148,462.06	26.04
6 Month LIBOR ARM	494	44,544,656.48	11.47
Total:	3,748	$388,421,653.89	100.00%

Original Loan-to-Value Ratios of Group II Home Equity Loans

Range of Original Loan-to-Value Ratios (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
7.58	-	10.00	2	$87,014.07	0.02%
10.01	-	15.00	2	44,538.07	0.01
15.01	-	20.00	3	76,511.98	0.02
20.01	-	25.00	7	255,108.60	0.07
25.01	-	30.00	16	732,457.10	0.19
30.01	-	35.00	22	1,179,073.41	0.30
35.01	-	40.00	23	1,031,372.01	0.27
40.01	-	45.00	31	1,781,645.81	0.46
45.01	-	50.00	64	3,304,218.37	0.85
50.01	-	55.00	57	3,437,595.10	0.89
55.01	-	60.00	96	8,182,612.51	2.11
60.01	-	65.00	124	9,847,609.77	2.54
65.01	-	70.00	245	21,309,431.77	5.49
70.01	-	75.00	332	30,425,080.16	7.83
75.01	-	80.00	896	94,618,443.00	24.36
80.01	-	85.00	666	72,276,809.46	18.61
85.01	-	90.00	1,085	130,748,162.29	33.66
90.01	-	95.00	70	8,040,717.63	2.07
95.01	-	100.00	7	1,043,252.78	0.27
Total:			3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

As Revised December 3, 2002.

Occupancy Status of Group II Home Equity Loans

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	3,649	$382,148,381.90	98.38%
Second Home	21	1,644,452.42	0.42
Investment	78	4,628,819.57	1.19
Total:	3,748	$388,421,653.89	100.00%

Types of Mortgaged Properties of Group II Home Equity Loans

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,400	$345,111,355.32	88.85%
PUD	166	24,085,711.93	6.20
Condominium	88	11,286,720.76	2.91
Manufactured Housing	42	3,152,225.38	0.81
Townhome	28	2,692,883.45	0.69
2/4 Family	21	1,604,488.32	0.41
Other	3	488,268.73	0.13
Total:	3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

As Revised December 3, 2002.

Geographical Distribution of Mortgaged Properties of Group II Home Equity Loans

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	112	$12,185,745.67	3.14%
Arkansas	31	2,217,852.86	0.57
California	290	52,286,009.61	13.46
Colorado	78	13,213,216.98	3.40
Connecticut	19	3,291,030.32	0.85
Delaware	10	990,062.67	0.25
Florida	203	21,739,278.00	5.60
Georgia	187	20,886,496.73	5.38
Idaho	17	1,497,476.81	0.39
Illinois	98	9,516,561.92	2.45
Indiana	125	11,237,219.44	2.89
Iowa	70	4,725,269.97	1.22
Kansas	46	3,730,193.04	0.96
Kentucky	86	7,760,783.09	2.00
Louisiana	115	9,497,607.96	2.45
Maine	20	1,734,795.27	0.45
Maryland	21	3,051,503.84	0.79
Massachusetts	34	6,984,962.27	1.80
Michigan	156	16,362,275.80	4.21
Minnesota	26	2,662,071.49	0.69
Mississippi	93	6,320,389.78	1.63
Missouri	160	12,550,181.21	3.23
Montana	6	527,148.27	0.14
Nebraska	9	510,819.59	0.13
Nevada	19	2,657,350.97	0.68
New Hampshire	19	2,743,389.15	0.71
New Jersey	64	8,647,550.96	2.23
New Mexico	34	3,019,867.67	0.78
New York	78	7,183,166.12	1.85
North Carolina	194	18,547,885.04	4.78
North Dakota	2	73,555.62	0.02
Ohio	252	23,409,460.29	6.03
Oklahoma	37	2,195,417.20	0.57
Oregon	21	2,419,856.75	0.62
Pennsylvania	121	10,310,128.62	2.65
Rhode Island	12	1,797,861.51	0.46
South Carolina	49	5,197,984.14	1.34
South Dakota	2	134,216.00	0.03
Tennessee	128	10,268,100.78	2.64
Texas	419	33,841,634.81	8.71
Utah	11	1,093,029.62	0.28
Vermont	3	262,626.11	0.07
Virginia	61	6,985,643.75	1.80
Washington	68	10,041,570.07	2.59
West Virginia	20	1,272,818.63	0.33
Wisconsin	115	10,312,050.61	2.65
Wyoming	7	527,536.88	0.14
Total:	3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Documentation Types of Group II Home Equity Loans

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,319	$338,313,293.84	87.10%
Stated Documentation	291	31,788,001.36	8.18
Limited Documentation	138	18,320,358.69	4.72
Total:	3,748	$388,421,653.89	100.00%

Gross Margins of Group II Home Equity Loans

Range of Gross Margin (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.501 - 5.000	7	$1,270,773.23	0.33%
5.001 - 5.500	9	1,171,416.01	0.30
5.501 - 6.000	32	4,100,539.19	1.06
6.001 - 6.500	95	12,157,441.43	3.13
6.501 - 7.000	177	24,080,440.02	6.20
7.001 - 7.500	317	44,439,437.75	11.44
7.501 - 8.000	368	43,963,744.69	11.32
8.001 - 8.500	418	47,528,677.70	12.24
8.501 - 9.000	486	54,028,299.66	13.91
9.001 - 9.500	448	46,644,761.48	12.01
9.501 - 10.000	418	39,569,241.59	10.19
10.001 - 10.500	299	24,622,775.60	6.34
10.501 - 11.000	242	16,692,453.87	4.30
11.001 - 11.500	160	11,525,588.72	2.97
11.501 - 12.000	128	8,468,593.67	2.18
12.001 - 12.500	69	4,022,223.94	1.04
12.501 - 13.000	50	3,023,391.57	0.78
13.001 - 13.500	18	733,763.45	0.19
13.501 - 14.000	6	337,596.59	0.09
14.001 - 14.500	1	40,493.73	0.01
Total:	3,748	$388,421,653.89	100.00%

Credit Grades of Group II Home Equity Loans

Credit Grades	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	89	$10,298,493.23	2.65%
A-1	1,101	132,656,200.92	34.15
A-2	1,217	132,233,602.32	34.04
B	619	57,638,341.60	14.84
C-1	485	37,417,275.86	9.63
C-2	234	17,690,929.01	4.55
D	3	486,810.95	0.13
Total:	3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Next Interest Adjustment Date of Group II Home Equity Loans

Next Interest Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
October-02	1	$91,701.43	0.02%
January-03	29	3,056,761.59	0.79
February-03	136	12,604,501.55	3.25
March-03	160	13,750,398.28	3.54
April-03	153	13,153,375.63	3.39
May-03	15	1,887,918.00	0.49
March-04	4	338,752.58	0.09
April-04	8	781,184.23	0.20
May-04	1	347,598.72	0.09
June-04	11	938,400.64	0.24
July-04	221	20,635,815.22	5.31
August-04	754	74,114,848.58	19.08
September-04	687	72,305,256.17	18.62
October-04	636	68,226,360.36	17.57
November-04	51	5,040,318.85	1.30
April-05	1	52,210.40	0.01
July-05	75	8,278,783.59	2.13
August-05	273	31,350,096.03	8.07
September-05	258	29,014,160.98	7.47
October-05	246	29,733,241.06	7.65
November-05	28	2,719,970.00	0.70
Total:	3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Maximum Rates of Group II Home Equity Loans

Range of Maximum Rates (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
11.501	-	12.000	3	$320,209.74	0.08%
12.001	-	12.500	2	596,500.93	0.15
12.501	-	13.000	21	2,354,469.27	0.61
13.001	-	13.500	63	7,660,136.70	1.97
13.501	-	14.000	156	20,624,557.23	5.31
14.001	-	14.500	213	29,930,343.41	7.71
14.501	-	15.000	385	50,825,718.05	13.09
15.001	-	15.500	341	38,992,479.55	10.04
15.501	-	16.000	538	60,758,135.67	15.64
16.001	-	16.500	383	41,316,940.89	10.64
16.501	-	17.000	532	52,439,155.84	13.50
17.001	-	17.500	293	26,371,339.76	6.79
17.501	-	18.000	313	23,421,760.51	6.03
18.001	-	18.500	153	10,779,262.98	2.78
18.501	-	19.000	159	11,015,353.35	2.84
19.001	-	19.500	81	5,140,182.74	1.32
19.501	-	20.000	71	4,150,823.60	1.07
20.001	-	20.500	22	962,219.86	0.25
20.501	-	21.000	14	499,202.49	0.13
21.001	-	21.500	4	222,367.59	0.06
21.501	-	22.000	1	40,493.73	0.01
Total:			3,748	$388,421,653.89	100.00%

Prepayment Penalty Terms of Group II Home Equity Loans

Prepayment Penalty Term (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	988	$89,931,191.84	23.15%
12	84	12,793,113.52	3.29
24	572	70,501,961.45	18.15
30	1	258,065.00	0.07
36	954	112,380,169.80	28.93
60	1,149	102,557,152.28	26.40
Total:	3,748	$388,421,653.89	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Original Credit Score Distribution of Group II Home Equity Loans

Original Credit Score			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available(1)			16	$930,405.44	0.24%
401	-	425	3	214,223.34	0.06
426	-	450	10	549,985.11	0.14
451	-	475	46	3,403,086.35	0.88
476	-	500	140	10,796,399.52	2.78
501	-	525	530	49,250,294.35	12.68
526	-	550	844	86,549,983.61	22.28
551	-	575	637	65,880,041.15	16.96
576	-	600	517	57,022,684.40	14.68
601	-	625	414	46,989,197.15	12.10
626	-	650	322	36,135,543.18	9.30
651	-	675	155	18,588,864.00	4.79
676	-	700	64	7,025,054.83	1.81
701	-	725	28	3,002,464.11	0.77
726	-	750	14	1,478,230.08	0.38
751	-	775	6	487,333.40	0.13
776	-	800	2	117,863.87	0.03
Total:			3,748	$388,421,653.89	100.00%

(1)

Home equity loans indicated as having a credit score that is “not available” consist of home equity loans where no credit score can be obtained for the related borrower.

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Aggregate Collateral Summary

Summary Statistics

Collateral statistics for the fixed rate and adjustable rate home equity loans are as of the Statistical Calculation Date

	Collateral Summary		Ranges (if applicable)
Total Number of Loans	7,158
Total Outstanding Loan Balance	$ 600,011,232.93
Average Loan Principal Balance	$83,823.87		$1,969.95 to 768,649.35
WA Coupon	9.228%		4.850% to 18.990%
WA Original Term (months)	337		60 to 360 Months
WA Remaining Term (months)	335		17 to 360 Months
WA Original Combined LTV	78.97%		4.55% to 100.00%
WA FICO	584		400 to 800
Lien Position (first/second)	94.76% / 5.24%
Level Pay / Balloons	98.43% / 1.57%
Property Type
2/4 Family	0.42%
Condominium	2.53%
Manufactured Housing	0.81%
PUD	5.98%
Single Family	89.40%
Townhouse	0.74%
Other	0.13%
Occupancy Status
Primary Home	98.37%
Second Home	0.37%
Investments	1.26%
Geographic Distribution
other states account individually for less than 4.5% of pool balance	TX -	13.28%
	CA -	11.93%
	FL -	5.51%
	GA -	5.32%
	OH -	5.02%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Loan Balances of Aggregate Home Equity Loans

Range of Loan Balances			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0.01	-	5,000.00	5	$17,712.14	0.00%
5,000.01	-	10,000.00	16	139,441.61	0.02
10,000.01	-	15,000.00	132	1,755,108.66	0.29
15,000.01	-	20,000.00	232	4,221,821.67	0.70
20,000.01	-	25,000.00	336	7,828,328.29	1.30
25,000.01	-	30,000.00	357	10,042,894.46	1.67
30,000.01	-	35,000.00	360	11,819,037.91	1.97
35,000.01	-	40,000.00	366	13,870,403.72	2.31
40,000.01	-	45,000.00	319	13,693,834.79	2.28
45,000.01	-	50,000.00	378	18,155,082.15	3.03
50,000.01	-	55,000.00	314	16,545,336.40	2.76
55,000.01	-	60,000.00	315	18,212,710.39	3.04
60,000.01	-	65,000.00	305	19,228,429.00	3.20
65,000.01	-	70,000.00	329	22,274,672.84	3.71
70,000.01	-	75,000.00	265	19,225,840.63	3.20
75,000.01	-	80,000.00	277	21,501,817.25	3.58
80,000.01	-	85,000.00	224	18,509,973.95	3.08
85,000.01	-	90,000.00	205	18,001,039.97	3.00
90,000.01	-	95,000.00	169	15,650,971.03	2.61
95,000.01	-	100,000.00	208	20,311,135.93	3.39
100,000.01	-	105,000.00	176	18,074,081.21	3.01
105,000.01	-	110,000.00	140	15,061,616.57	2.51
110,000.01	-	115,000.00	121	13,588,640.21	2.26
115,000.01	-	120,000.00	164	19,273,130.99	3.21
120,000.01	-	125,000.00	116	14,224,095.97	2.37
125,000.01	-	130,000.00	119	15,190,289.48	2.53
130,000.01	-	135,000.00	91	12,055,263.10	2.01
135,000.01	-	140,000.00	106	14,609,818.35	2.43
140,000.01	-	145,000.00	78	11,128,875.58	1.85
145,000.01	-	150,000.00	85	12,546,357.24	2.09
150,000.01	-	200,000.00	469	80,409,237.50	13.40
200,000.01	-	250,000.00	202	44,965,820.48	7.49
250,000.01	-	300,000.00	102	27,953,160.91	4.66
300,000.01	-	350,000.00	43	14,074,325.41	2.35
350,000.01	-	400,000.00	12	4,460,202.82	0.74
400,000.01	-	450,000.00	8	3,446,659.22	0.57
450,000.01	-	500,000.00	5	2,364,424.63	0.39
500,000.01		550,000.00	2	1,096,594.67	0.18
550,000.01		600,000.00	4	2,322,671.58	0.39
650,000.01		700,000.00	1	671,724.87	0.11
700,000.01	-	750,000.00	1	720,000.00	0.12
750,000.01	-	800,000.00	1	768,649.35	0.13
Total:			7,158	$600,011,232.93	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Current Coupon Rates of Aggregate Home Equity Loans

Range of Current Coupon Rates (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.501	-	5.00	3	$320,209.74	0.05%
5.001	-	5.50	1	337,012.02	0.06
5.501	-	6.00	25	3,510,330.49	0.59
6.001	-	6.50	101	12,590,236.66	2.10
6.501	-	7.00	318	38,606,452.50	6.43
7.001	-	7.50	373	45,473,436.14	7.58
7.501	-	8.00	651	75,147,089.99	12.52
8.001	-	8.50	526	54,603,192.19	9.10
8.501	-	9.00	851	85,493,017.09	14.25
9.001	-	9.50	583	54,225,759.50	9.04
9.501	-	10.00	848	71,461,047.73	11.91
10.001	-	10.50	525	39,291,984.48	6.55
10.501	-	11.00	604	36,551,139.90	6.09
11.001	-	11.50	349	19,982,870.59	3.33
11.501	-	12.00	454	23,151,388.49	3.86
12.001	-	12.50	249	11,633,755.19	1.94
12.501	-	13.00	285	13,232,506.63	2.21
13.001	-	13.50	156	5,442,297.71	0.91
13.501	-	14.00	154	5,316,152.22	0.89
14.001	-	14.50	73	2,618,697.06	0.44
14.501		15.00	25	942,578.49	0.16
15.001		15.50	2	72,151.62	0.01
15.501	-	16.00	1	4,328.83	0.00
18.501	-	19.00	1	3,597.67	0.00
Total:			7,158	$600,011,232.93	100.00%

Lien Positions of Aggregate Home Equity Loans

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
1st Lien	6,184	$568,547,446.30	94.76%
2nd Lien	974	31,463,786.63	5.24
Total:	7,158	$600,011,232.93	100.00%

Original Term to Maturity of Aggregate Home Equity Loans

Original Term to Maturity			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	60	23	$560,335.93	0.09%
61	-	120	252	8,778,500.72	1.46
121	-	180	906	44,405,223.14	7.40
181	-	240	659	29,849,815.26	4.97
241	-	300	36	2,219,578.43	0.37
301	-	360	5,282	514,197,779.45	85.70
Total:			7,158	$600,011,232.93	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Remaining Terms to Maturity of Aggregate Home Equity Loans

Remaining Term to Maturity (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	60	23	$560,335.93	0.09%
61	-	120	257	8,891,110.98	1.48
121	-	180	906	44,411,607.23	7.40
181	-	240	657	29,885,041.06	4.98
241	-	300	33	2,065,358.28	0.34
301	-	360	5,282	514,197,779.45	85.70
Total:			7,158	$600,011,232.93	100.00%
Seasoning of Aggregate Home Equity Loans

Seasoning (months)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	-	0	1,972	$169,496,163.52	28.25%
1	-	12	5,180	430,421,217.87	71.74
13	-	24	1	48,681.98	0.01
25	-	36	2	35,963.05	0.01
37	-	48	3	9,206.51	0.00
Total:			7,158	$600,011,232.93	100.00%

Original Combined Loan-to-Value Ratios of Aggregate Home Equity Loans

Range of Original Combined Loan-to-Value Ratios (%)			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.55	-	10.00	4	$142,814.88	0.02%
10.01	-	15.00	9	188,560.33	0.03
15.01	-	20.00	19	537,369.37	0.09
20.01	-	25.00	31	1,274,884.06	0.21
25.01	-	30.00	44	1,832,187.08	0.31
30.01	-	35.00	71	2,771,374.57	0.46
35.01	-	40.00	80	3,340,518.71	0.56
40.01	-	45.00	97	4,554,321.43	0.76
45.01	-	50.00	146	7,167,478.37	1.19
50.01	-	55.00	159	8,572,551.22	1.43
55.01	-	60.00	260	17,742,976.58	2.96
60.01	-	65.00	329	22,620,622.22	3.77
65.01	-	70.00	538	38,609,973.66	6.43
70.01	-	75.00	673	53,134,456.84	8.86
75.01	-	80.00	1,730	151,260,569.64	25.21
80.01	-	85.00	1,124	102,616,728.66	17.10
85.01	-	90.00	1,567	167,019,689.61	27.84
90.01	-	95.00	118	11,602,882.19	1.93
95.01	-	100.00	159	5,021,273.51	0.84
Total:			7,158	$600,011,232.93	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Occupancy Status of Aggregate Home Equity Loans

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	6,981	$590,218,344.96	98.37%
Second Home	36	2,240,387.81	0.37
Investment	141	7,552,500.16	1.26
Total:	7,158	$600,011,232.93	100.00%

Types of Mortgaged Properties of Aggregate Home Equity Loans

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	6,489	$536,400,881.18	89.40%
PUD	332	35,886,306.58	5.98
Condo	151	15,152,354.80	2.53
Manufactured	71	4,838,387.53	0.81
Townhome	66	4,423,506.17	0.74
2/4 Family	40	2,530,415.02	0.42
Other	9	779,381.65	0.13
Total:	7,158	$600,011,232.93	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

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As Revised December 3, 2002.

Geographical Distribution of Mortgaged Properties of Aggregate Home Equity Loans

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	181	$16,403,312.53	2.73%
Arkansas	77	4,359,655.52	0.73
California	496	71,555,359.55	11.93
Colorado	139	17,788,679.50	2.96
Connecticut	46	5,125,193.30	0.85
Delaware	25	1,829,802.93	0.30
Florida	373	33,031,437.35	5.51
Georgia	323	31,921,825.06	5.32
Idaho	28	1,965,814.79	0.33
Illinois	120	10,802,666.36	1.80
Indiana	179	14,673,845.57	2.45
Iowa	89	5,764,672.55	0.96
Kansas	97	5,742,287.45	0.96
Kentucky	123	10,307,566.55	1.72
Louisiana	281	18,129,512.71	3.02
Maine	39	2,967,754.62	0.49
Maryland	42	4,317,985.42	0.72
Massachusetts	106	12,620,092.54	2.10
Michigan	241	21,145,386.11	3.52
Minnesota	42	3,746,440.85	0.62
Mississippi	175	10,852,591.11	1.81
Missouri	246	16,923,957.59	2.82
Montana	12	1,011,924.58	0.17
Nebraska	30	1,507,089.21	0.25
Nevada	30	3,212,283.86	0.54
New Hampshire	35	3,711,075.88	0.62
New Jersey	182	15,410,330.87	2.57
New Mexico	61	4,496,530.33	0.75
New York	195	15,396,107.71	2.57
North Carolina	323	25,958,425.91	4.33
North Dakota	2	73,555.62	0.01
Ohio	352	30,124,978.93	5.02
Oklahoma	92	4,466,319.41	0.74
Oregon	36	3,669,565.85	0.61
Pennsylvania	278	19,837,980.23	3.31
Rhode Island	26	2,678,222.15	0.45
South Carolina	77	6,964,158.39	1.16
South Dakota	6	376,015.86	0.06
Tennessee	244	17,918,212.25	2.99
Texas	1,242	79,660,861.90	13.28
Utah	14	1,276,904.94	0.21
Vermont	3	262,626.11	0.04
Virginia	121	10,433,440.00	1.74
Washington	125	14,144,847.50	2.36
West Virginia	38	2,100,245.77	0.35
Wisconsin	150	12,229,226.63	2.04
Wyoming	16	1,114,463.08	0.19
Total:	7,158	$600,011,232.93	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

As Revised December 3, 2002.

Documentation Types of Aggregate Home Equity Loans

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	6,408	$525,033,748.55	87.50%
Stated Documentation	512	47,429,410.65	7.90
Limited Documentation	238	27,548,073.73	4.59
Total:	7,158	$600,011,232.93	100.00%

Credit Grades of Aggregate Home Equity Loans

Credit Grades	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	429	$40,272,744.55	6.71%
A-1	2,460	227,728,871.66	37.95
A-2	2,062	177,705,674.84	29.62
B	1,025	76,244,237.25	12.71
C-1	771	49,727,632.86	8.29
C-2	326	22,584,922.69	3.76
D	85	5,747,149.08	0.96
Total:	7,158	$600,011,232.93	100.00%

Prepayment Penalty Terms of Aggregate Home Equity Loans

Prepayment Penalty Term (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	2,645	$172,459,875.59	28.74%
6	15	475,198.34	0.08
12	172	19,904,019.95	3.32
24	613	75,486,874.82	12.58
30	17	637,563.25	0.11
36	1,254	136,835,378.90	22.81
42	2	99,766.67	0.02
48	2	289,061.56	0.05
60	2,438	193,823,493.85	32.30
Total:	7,158	$600,011,232.93	100.00%

Amortization Type of Aggregate Home Equity Loans

Amortization Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Balloon	126	$9,418,385.86	1.57%
Level Pay	7,032	590,592,847.07	98.43
Total:	7,158	$600,011,232.93	100.00%

CENTEX HOME EQUITY LOAN TRUST 2002-D

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

As Revised December 3, 2002.

Original Credit Score Distribution of Aggregate Home Equity Loans

Original Credit Score			Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available(1)			33	$1,493,980.96	0.25%
376	-	400	2	49,967.73	0.01
401	-	425	4	253,455.45	0.04
426	-	450	20	883,579.27	0.15
451	-	475	80	4,909,246.95	0.82
476	-	500	242	16,144,352.21	2.69
501	-	525	797	61,744,828.09	10.29
526	-	550	1,335	114,012,347.34	19.00
551	-	575	1,093	92,430,488.38	15.40
576	-	600	1,019	87,972,785.03	14.66
601	-	625	888	75,674,193.56	12.61
626	-	650	782	69,210,062.88	11.53
651	-	675	447	39,755,540.90	6.63
676	-	700	204	18,442,863.29	3.07
701	-	725	101	8,180,125.25	1.36
726	-	750	59	5,117,681.60	0.85
751	-	775	32	2,516,989.32	0.42
776	-	800	20	1,218,744.72	0.20
Total:			7,158	$600,011,232.93	100.00%

(1)

 Home equity loans indicated as having a credit score that is “not available” consist of home equity loans where no credit score can be obtained for the related borrower.

Exhibit 99.2

Banc of America Securities LLC Underwriters’ Legend

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Greenwich Capital Markets, Inc. Underwriters’ Legend

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Salomon Smith Barney Inc. Underwriters’ Legend

Neither the Sponsor nor any of its affiliates make any representations as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates.  As such, the information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances.  The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment.  No representation is made that the above referenced certificates will actually perform as described in any scenario presented. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.